Registration No. 333-59103

Registration No. 811-03989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 23	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 52	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

                                             720 East Wisconsin Avenue, Milwaukee, Wisconsin                                     53202

                                                 (Address of Depositor’s Principal Executive Offices)                                (Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin   53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin   53202

414-665-1209

Approximate Date of Proposed Public Offering                                          Continuous

It is proposed that this filing will become effective (check appropriate space)

               immediately upon filing pursuant to paragraph (b) of Rule 485

  X          on May 1, 2013 pursuant to paragraph (b) of Rule 485

               60 days after filing pursuant to paragraph (a)(1) of Rule 485 on May 1, 2013 pursuant to paragraph (a)(1) of Rule 485

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:   Interests in the Northwestern Mutual Variable Life Account under flexible premium variable joint life insurance policies.

Prospectus

May 1, 2013

Variable Joint Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Joint Life Insurance Policy with insurance payable on second death (the “Policy”). You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products	Neuberger Berman Advisers Management Trust
VIP Mid Cap Portfolio	Socially Responsive Portfolio
VIP Contrafund® Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund
Global Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

*	Please note that the Separate Account has requested approval from the Securities and Exchange Commission (the “SEC”) to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Substitution of Fund Shares and Other Changes” for more information. Once this date has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio prior to the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and

•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

Variable Joint Life

•	Flexible Premium Variable Joint Life Insurance Policy
•	Insurance Payable on Second Death

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Death Benefit is payable on the second death while the Policy is in force. The Policy offers a choice of three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; or

Option C—Specified Amount Plus Premiums Paid.

Under each of these options, you selected the Specified Amount when you purchased the Policy. In addition, we will increase the Death Benefit under any of the options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    The Policy provides access to Cash Value while at least one of the Insureds is alive. You may surrender your Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. You may make a withdrawal of Cash Value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted (and less any existing Policy Debt at the time of the loan), using the Policy as security.

Flexibility    You selected the Death Benefit option and Specified Amount subject to our availability limits. You control the amount and timing of Premium Payments, within limits. You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one Division to another.

Income Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these options is included elsewhere in this prospectus.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Cash Value may increase the premium needed to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions; in addition, a charge is deducted from the Policy Value each month while there is Policy Debt. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Value and increases the risk that your Policy will lapse.

Variable Joint Life Prospectus	1

Limitations on Access to Your Values    A withdrawal of Cash Value may not reduce the loan value to less than any Policy Debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Cash Value will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains 59 1⁄2. In addition, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. (See “Tax Considerations”). Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between Divisions, make a withdrawal, change the Specified Amount or change the Death Benefit option.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.00% of the premium[1]	3.6% of the premium (includes both “State Premium Tax Charge” and “Other Premium Expense Charge”)
Other Premium Expense Charge[2]	Upon each Premium Payment	1.00% of the premium[1]
Sales Load	Upon each Premium Payment	Up to 6.4% of Target Premium for the first 10 Policy Years; up to 2.4% thereafter[3] and on all premiums in excess of Target Premium for all Policy Years	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Separate Account Divisions in a Policy Year, make withdrawals or change the Specified Amount more than once in a Policy Year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit option	Currently waived	$250
Surrender Charge	Upon surrender during the first ten Policy Years	50% of the premiums paid in the first Policy Year grading to zero at the end of the tenth Policy Year[4]	$50 per $1,000 of initial Specified Amount for any combination of Issue Age, sex, and underwriting classification
Expedited Delivery Charge[5]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[6]
Wire Transfer Fee[5]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[6]

2	Variable Joint Life Prospectus

[1]	See “Information about the Policy—Premiums” for more information.
[2]	This charge was previously referred to as the “OBRA Expense Charge.” Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes.
[3]	The sales load in Policy Years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% sales load. The Target Premium is a hypothetical annual premium, which varies based on factors including but not limited to the initial Specified Amount and the characteristics of the Insured persons, such as Issue Age, sex and underwriting classification.
[4]	The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. The percentage remains level during Policy Year one, and declines monthly to zero during Policy Years two through ten. For more information on the surrender charge, see “Surrender Charge” in this prospectus. The “Schedule of Maximum Charges” to your Policy will indicate the maximum surrender charges applicable to your Policy.
[5]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[6]	The Maximum Guaranteed Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Maximum Guaranteed Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2,3]
Maximum Charge[4]	Monthly, on each Monthly Processing Date	$1,000.00 per year per $1,000 of net amount at risk	Same as current amount
Minimum Charge[5]	Monthly, on each Monthly Processing Date	$0.00102 per year per $1,000 of net amount at risk	Same as current amount
Charge for one male and one female Insured, Issue Ages 45, Select Non-Smoker underwriting classification in the thirteenth Policy Year (varies by Policy Year)[6]	Monthly, on each Monthly Processing Date

Prior to Policy Anniversary in 2013:

$0.036666 per year per $1,000 of net amount at risk in the thirteenth Policy Year[6]

On or After Policy Anniversary in 2013:

$0.034145 per year per $1,000 of net amount at risk in the thirteenth Policy Year[6]

$0.958820 per year per $1,000 of net amount at risk in the thirteenth Policy Year[7]
Monthly Policy Charge—Mortality and Expense Risk Charge
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date

Prior to Policy Anniversary in 2013:

0.10% annually (monthly rate of 0.00833%) of the Policy Value less any Policy Debt

On or After Policy Anniversary in 2013:

0.00% annually (monthly rate of 0.00000%) of the Policy Value less any Policy Debt

0.90% annually (monthly rate of 0.075%) of the Policy Value, less any Policy Debt
Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component[3]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		$1.72 annually (monthly rate of $0.14333) per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[9]		$0.04 annually (monthly rate of $0.00333) per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 45		$0.41 annually (monthly rate of $0.03417) per $1,000 of initial Specified Amount	Same as current amount

Variable Joint Life Prospectus	3

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Administrative Charge	Monthly, on each Monthly Processing Date	$80 annually ($6.67 monthly)	$90 annually ($7.50 monthly)
Monthly Policy Charge—Underwriting and Issue Charge[3],[10]
Maximum Charge[11]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.42 annually (monthly rate of $0.035) per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.18 annually (monthly rate of $0.015) per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 45, Select Non-Smoker underwriting classification	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.18 annually (monthly rate of $0.015) per $1,000 of initial Specified Amount	Same as current amount
Monthly Policy Charge—Deferred Sales Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years	7.5% annually (monthly rate of 0.625%) for the first ten Policy Years. (The charge for each Policy Year is applied to the cumulative amount of premiums paid during the first Policy Year, up to the Target Premium.)	Same as current amount
Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt[13]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (monthly rate of 0.075%) of outstanding Policy Debt for the first ten Policy Years; 0.35% annually (monthly rate of 0.02917%) thereafter

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

2% annually (monthly rate of 0.16667%) of outstanding Policy Debt

[1]	The charges described in this table may vary based upon factors including but not limited to one or more of the following characteristics: Insureds’ Issue Ages, sex, and underwriting classifications; initial Specified Amount; Target Premium; Policy Date and Policy Year.
[2]	The Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons, the Policy Date and Policy Year.
[3]	The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Owner may pay. For information about the rate for your particular situation, you may request a personalized illustration from your Financial Representative.
[4]	The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 100 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[5]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[6]	Generally, the cost of insurance rate will increase each Policy Year.
[7]	The maximum guaranteed cost of insurance rate will exceed the current rate in most Policy Years. Generally, the rate will increase each Policy Year.
[8]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[10]	The charge may not exceed $900-$2,100 annually ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue. This charge is based on the underwriting classification of the Insureds on the Date of Issue, subject to a maximum amount not to exceed $900-$2,100 ($75-$175 monthly amount), which is based on underwriting classification.
[11]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.

4	Variable Joint Life Prospectus

[12]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.
[13]	The charge is applied to the Policy Debt. It is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2012. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.50%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2012. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.22% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2012, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2012, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio(2)	0.43%	0.02%	0.00%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)(3)	0.76%	0.03%	0.00%	0.00%	0.79%	(0.06%	)	0.73%
Large Cap Core Stock Portfolio(4)	0.44%	0.03%	0.00%	0.00%	0.47%	0.00%		0.47%
Large Cap Blend Portfolio(1)	0.77%	0.11%	0.00%	0.00%	0.88%	(0.03%	)	0.85%
Index 500 Stock Portfolio	0.20%	0.02%	0.00%	0.00%	0.22%	0.00%		0.22%
Large Company Value Portfolio(1)	0.72%	0.11%	0.00%	0.00%	0.83%	(0.03%	)	0.80%
Domestic Equity Portfolio(1)	0.56%	0.03%	0.00%	0.00%	0.59%	0.00%		0.59%
Equity Income Portfolio(1)	0.65%	0.03%	0.00%	0.00%	0.68%	0.00%		0.68%
Mid Cap Growth Stock Portfolio(5)	0.53%	0.02%	0.00%	0.00%	0.55%	(0.02%	)	0.53%
Index 400 Stock Portfolio(6)	0.25%	0.04%	0.00%	0.01%	0.30%	0.00%		0.30%
Mid Cap Value Portfolio(1)(7)	0.85%	0.09%	0.00%	0.01%	0.95%	0.00%		0.95%
Small Cap Growth Stock Portfolio(8)	0.56%	0.04%	0.00%	0.01%	0.61%	0.00%		0.61%
Index 600 Stock Portfolio(1)	0.25%	0.19%	0.00%	0.07%	0.51%	(0.09%	)	0.42%
Small Cap Value Portfolio(1)(9)	0.85%	0.04%	0.00%	0.20%	1.09%	0.00%		1.09%
International Growth Portfolio(1)	0.67%	0.13%	0.00%	0.00%	0.80%	0.00%		0.80%
Research International Core Portfolio(1)	0.86%	0.26%	0.00%	0.00%	1.12%	0.00%		1.12%
International Equity Portfolio(10)	0.66%	0.07%	0.00%	0.00%	0.73%	(0.06%	)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.36%	0.00%	0.00%	1.50%	0.00%		1.50%
Money Market Portfolio(11)	0.30%	0.02%	0.00%	0.00%	0.32%	0.00%		0.32%
Short-Term Bond Portfolio(1)(12)	0.34%	0.07%	0.00%	0.00%	0.41%	0.00%		0.41%
Select Bond Portfolio	0.30%	0.02%	0.00%	0.00%	0.32%	0.00%		0.32%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.12%	0.00%	0.00%	0.67%	0.00%		0.67%

Variable Joint Life Prospectus	5

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Inflation Protection Portfolio(1)	0.56%	0.07%	0.00%	0.00%	0.63%	0.00%		0.63%
High Yield Bond Portfolio(13)	0.44%	0.05%	0.00%	0.00%	0.49%	0.00%		0.49%
Multi-Sector Bond Portfolio(1)	0.78%	0.09%	0.00%	0.00%	0.87%	0.00%		0.87%
Commodities Return Strategy Portfolio(1)(14)	0.80%	0.16%	0.00%	0.07%	1.03%	(0.08%	)	0.95%
Balanced Portfolio(15)	0.30%	0.01%	0.00%	0.35%	0.66%	(0.08%	)	0.58%
Asset Allocation Portfolio(1)(16)	0.54%	0.11%	0.00%	0.48%	1.13%	(0.25%	)	0.88%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.09%	0.25%	0.00%	0.90%	0.00%		0.90%
VIP Contrafund® Portfolio	0.56%	0.08%	0.25%	0.00%	0.89%	0.00%		0.89%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(17)	0.85%	0.19%	0.00%	0.00%	1.04%	0.00%		1.04%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.13%	0.00%	0.00%	0.86%	0.00%		0.86%
Aggressive Equity Fund(18)	0.90%	0.18%	0.00%	0.00%	1.08%	(0.05%	)	1.03%
Global Real Estate Securities Fund	0.80%	0.15%	0.00%	0.00%	0.95%	0.00%		0.95%
Non-U.S. Fund(18)	0.90%	0.16%	0.00%	0.00%	1.06%	(0.05%	)	1.01%
Core Bond Fund(18)	0.55%	0.17%	0.00%	0.00%	0.72%	(0.05%	)	0.67%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(19)	0.20%	0.16%	0.00%	0.78%	1.14%	(0.26%	)	0.88%
Balanced Strategy Fund(19)	0.20%	0.12%	0.00%	0.91%	1.23%	(0.22%	)	1.01%
Growth Strategy Fund(19)	0.20%	0.14%	0.00%	0.99%	1.33%	(0.24%	)	1.09%
Equity Growth Strategy Fund(19)	0.20%	0.24%	0.00%	1.05%	1.49%	(0.34%	)	1.15%

(1)	Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2014.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.90%
Commodities Return Strategy	0.95%
Asset Allocation	0.75%

(2)	Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(3)	Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(4)	Large Cap Core Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(5)	Mid Cap Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(6)	Index 400 Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million of assets and 0.20% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(7)	Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $150 million of assets, 0.80% of the next $150 million and 0.75% on assets in excess of $300 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.

6	Variable Joint Life Prospectus

(8)	Small Cap Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(9)	Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of assets and 0.80% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(10)	International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on the next $950 million, 0.58% on the next $500 million and 0.51% on assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(11)	Money Market Portfolio—MSA has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.
(12)	Short-Term Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of assets, 0.33% on the next $150 million, 0.30% of the next $250 million and 0.28% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(13)	High Yield Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $900 million and 0.35% on assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(14)	Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund. We have requested approval from the SEC to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Substitution of Fund Shares and Other Changes” for more information. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.
(15)	Balanced Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in the Large Cap Core, Mid Cap Growth, Small Cap Growth, International Growth, Research International Core Portfolio, International Equity Portfolio, and Emerging Markets Portfolio (“Underlying Portfolios”) is 0.05%.
(16)	Asset Allocation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the next $150 million, and 0.35% on assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in and Underlying Portfolios is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2014.
(17)	Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2016 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, and extraordinary expenses, brokerage commissions and transaction costs that exceed, in the aggregate 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolio are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
(18)	Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2014, to waive 0.05% of its advisory fee on the Aggressive Equity Fund, Non-U.S. Fund and Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.
(19)	For each of the Russell Investment Funds LifePoints® Variable Target Portfolio Series funds individually, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $202 billion as of December 31, 2012. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate

Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

Variable Joint Life Prospectus	7

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

8	Variable Joint Life Prospectus

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Management Company, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	N/A
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.

Variable Joint Life Prospectus	9

Portfolio	Investment Objective	Sub-adviser (if applicable)
High Yield Bond Portfolio	High current income and capital appreciation(2)	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio(3)	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.
(3)	We have requested approval from the SEC to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Substitution Fund Shares and Other Changes” for more information. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman LLC

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of

Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

10	Variable Joint Life Prospectus

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Availability Limitations

Generally, the Policy was available for Insureds between Issue Ages 20-85. A minimum Specified Amount of at least $1,000,000 was required if the older Insured’s Issue Age was 20-49 and $500,000 if the older Insured’s Issue Age was 50-85.

Premiums

The Policy permits you to pay premiums at any time before the Policy Anniversary that is nearest the 95th birthday of the younger Insured and in any amounts within the limits described in this section.

We used the Specified Amount you selected when you purchased the Policy to determine the minimum initial premium required to put your Policy in force. The minimum initial premium varies with factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured persons.

Variable Joint Life Prospectus	11

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the Insured persons so long as the Cash Value is sufficient to pay the Monthly Policy Charge. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insureds meet our insurability requirements and we receive the premium prior to the Policy anniversary nearest the older Insured’s 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test (see “Death Benefit—Minimum Death Benefit”), we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a MEC. (See “Tax Considerations”).

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account”).

We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the current monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

Death Benefit

Death Benefit Options    The Death Benefit is payable on the second death while the Policy is in force. The Policy provides for three Death Benefit options:

•	Specified Amount (Option A)
•	Specified Amount Plus Policy Value (Option B), (see “Policy Value” above)
•	Specified Amount Plus Premiums Paid (Option C)

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. You selected the Specified Amount when you purchased the Policy and, subject to our approval, you may make changes upon written request.

The selected Death Benefit option will be in effect before the Policy Anniversary nearest the 100th birthday of the younger Insured (whether that Insured survived to age 100 or not), and the Death Benefit will be equal to the Policy Value on or after that Policy Anniversary. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit.

The Death Benefit will be paid on the death of the second of the Insureds to die while the Policy is in force. The amount payable will be reduced by the amount of any Policy Debt and any Monthly Policy Charges due and unpaid if the second death occurs during a grace period. (See “Termination and Reinstatement”). Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the deaths of both Insureds is received in our Home Office. The amount of proceeds will be determined as of the date of the second death. We will pay interest on the proceeds from that date until payment is made.

Your beneficiary may receive the Death Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Death Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the full Death Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of the beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the

12	Variable Joint Life Prospectus

bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company’s General Account. The Northwestern Access Fund is part of the Company’s General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under an Income Plan selected by your beneficiary after the death of the second of the Insureds to die. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). If available, any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of Income Plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the Income Plan while at least one of the Insureds is living or, if the second Insured to die is not the Owner, during the first 60 days after the second Insured’s date of death. An Income Plan that is elected by the Owner will take effect on the date of death of the second Insured to die if the notice of election is received in our Home Office while at least one of the Insureds is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the second Insured.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the Death Benefit options, or on or after the Policy Anniversary nearest the 100th birthday of the younger Insured, we will increase the Death Benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline

Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of Death Benefit to the Policy Value. The minimum multiple decreases as the age of the Insured persons advances. You made the choice of testing methods when you purchased the Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table. The Attained Age of the younger Insured is used even if the younger Insured is no longer living.

Guideline Premium/Cash Value—Corridor Test Multiples—Younger Insured Age

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of both Insureds and the Policy’s underwriting classification, and using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower cost of insurance charge. The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy Year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy Years.

Death Benefit Changes    You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than what we would issue on that date for similar policies. For additional requirements see “Modifying the Policy.”

Variable Joint Life Prospectus	13

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option or an increase or decrease in the Specified Amount will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Administrative charges of up to $250 for a change in the Death Benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy Year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the Death Benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations”). The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges against the Policy Value”).

Allocating Premiums to the Separate Account

Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent requests to change your allocations. You may change the allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions. Currently we do not accept requests by telephone.

Transfer Between Divisions    Subject to the short-term and excessive trading limitations described below, you may transfer accumulated amounts from one Division to another so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Your Financial Representative may provide us with instructions on your behalf involving the transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.”

14	Variable Joint Life Prospectus

Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of

Variable Joint Life Prospectus	15

shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. Currently, we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover theses taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the other premium expense charge may each vary in amount.

We deduct a sales load from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. The charge is 6.4% of the premiums up to the Target Premium paid for the first ten Policy Years, and 2.4% of all other premiums. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each Monthly Processing Date. (See “Policy Value”). The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge—Invested Assets Component, (3) the Mortality and Expense Risk Charge—Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy Debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each Monthly Processing Date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects the Policy Date, Policy Year, and factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The maximum cost of insurance rates are included in the Policy. We may realize gain from this charge to the extent the charge exceeds our costs attributable to the charge, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge—Invested Assets Component. The maximum amount of the Invested Assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. Prior to the 2013 Policy Anniversary, the current charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of the Policy Value, less any Policy Debt. On or after the 2013 Policy Anniversary, the current charge is equal to an annual rate of 0.00% (0.00000% monthly rate) of the Policy Value, less any Policy Debt. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

16	Variable Joint Life Prospectus

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the Issue Ages of the Insured persons, and applies during the first 10 Policy Years. The range on an annual basis is from $0.04 per $1,000 of initial Specified Amount if both Insured persons are Issue Age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both Insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $7.50 monthly. Currently this charge is $6.67 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the underwriting classification of the Insureds on the Date of Issue. This charge applies during the first 10 Policy Years. The range is from $0.015 to $0.035 per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years. The charge is 7.5% (0.625% monthly rate) of cumulative premiums paid during the first Policy Year (up to the Target Premium). The charge applied during Policy Years 2-10 is equal to 0.625% per month times the cumulative premium paid in the first Policy Year (up to the Target Premium). This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the younger Insured is (or would be if alive) Attained Age 99 and below is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.35% (0.02917% monthly rate) thereafter. The aggregate charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy Year, $25 per withdrawal, and $25 per transfer of assets among the Divisions if more than twelve transfers take place in a Policy Year. The fee for a change in the Death Benefit option is $250. Currently we are waiving all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international transfers) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from the Policy Value among the Divisions in proportion to the amounts invested in the Divisions. For policies with the Monthly Charges From One Division Amendment, the Owner may elect in writing to have the Monthly Policy Charge deducted from one Division. We reserve the right to determine which Divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

Surrender Charge    A surrender charge will be deducted from the Policy proceeds during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. Beginning with the second Policy Year, the surrender charge decreases by a consistent dollar amount month by month to zero at the end of the tenth Policy Year. The Target Premium, and therefore the maximum surrender charge, depends on factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons. For example, for a male and female, both in the best underwriting classification and both Issue Age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy Year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any Issue Age, sex and underwriting classification combination. No surrender charge applies to a withdrawal of Cash Value.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

Variable Joint Life Prospectus	17

The Company currently permits surrender proceeds to be paid under an Income Plan requested by an Owner at the time of surrender. Available income plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans.

Policy Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. There is a charge for the expenses and taxes associated with Policy Debt. (See “Charges and Expenses—Charges Against the Policy Value”).

Written requests will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of 5%. Interest is due and payable on each Policy Anniversary. We add unpaid interest to the amount of the loan at an annual effective, fixed rate of interest of 5%. If, on any Monthly Processing Date, the amount of the loan plus the surrender charge plus the monthly charges for the cost of insurance and other expenses exceeds the Policy Value, the Policy will enter the grace period. (See “Termination and Reinstatement”). We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and credit them on a daily basis with your accrued loan interest (i.e., an annual earnings rate equal to the 5% Policy loan interest rate). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time during the lifetime of at least one of the Insured persons. If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and we will transfer those amounts from our General Account to the Divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Loan repayments are not subject to transaction fees. A Policy loan or unpaid interest may have important tax consequences. (See “Tax Considerations”).

Surrenders and Withdrawals of Cash Value

Surrenders    You may surrender your Policy for the Cash Value at any time while the Insured is alive and the Policy is in force. The Cash Value will change daily in response to the investment performance of the Divisions in which you are invested. Written requests for surrender will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). Surrendering your Policy may have tax consequences. (See “Tax Considerations”).

Withdrawals    You may make a withdrawal of Cash Value. A withdrawal may not reduce the loan value to less than any

18	Variable Joint Life Prospectus

Policy Debt outstanding. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy Year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

Written requests for withdrawals will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

A withdrawal of Cash Value decreases the Death Benefit, and may also decrease the Specified Amount. The decrease depends on the Death Benefit option and the size of any prior increases in Death Benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the Death Benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Cash Value from the Divisions in proportion to the amounts in the Divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Cash Value may have important tax consequences. (See “Tax Considerations”).

Termination and Reinstatement

If the Cash Value is less than the monthly charges for the cost of insurance and other expenses on any Monthly Processing Date, we allow a grace period of 61 days for a premium payment to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires. Payments to keep the Policy in force received in Good Order at our Home Office before the close of trading (generally, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, payments are deemed to be received and effective on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

After a Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. The Policy may not be reinstated if either of the Insureds died after the end of the grace period. To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the grace period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will be reinstated.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. The Policy Value when a Policy is reinstated is equal to the premium paid (plus applicable interest credited by the Company, if any), less Premium Expense Charges, plus any Policy Debt, less the sum of all monthly charges for the cost of insurance and other expenses that were due and unpaid before the end of the grace period, less the monthly charges due on the effective date of the reinstatement. We will allocate the Policy Value, less any Policy Debt, among the Divisions based on the allocations for premiums currently in effect.

If a surrender charge was assessed at the time of termination, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments After Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of

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surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insureds’ underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

You may exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio, or the Portfolio is substituted for another portfolio (see “Substitution of Fund Shares and Other Changes”). You will be given notice of any such change and will have 60 days to make the exchange. We may require evidence of insurability and there may be a cost associated with the exchange. The Fixed Benefit Policy will be on the lives of the same Insureds and at the time of the exchange will have the same Policy Date and Issue Ages and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which recognizes the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange is effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while at least one of the Insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. “You” in this prospectus means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

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Incontestability    We will not contest a Policy after it has been in force during the lifetime of at least one Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one Insured for two years from the date of issuance of the increase.

Suicide    If either Insured dies by suicide within one year from the Date of Issue, the Policy will terminate and the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex    If the age or sex of either of the Insureds has been misstated, the Death Benefit and Policy Value will be modified by recalculating all Monthly Policy Charges based on the correct age and sex of both Insured persons.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, withdrawal, Death Benefit or loan proceeds or Income Plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws. In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Northwestern Mutual and the Separate Account have requested approval of the SEC to remove the Commodities Return Strategy Portfolio of the Series Fund (the “Commodities Portfolio”) as an investment option under your Policy. Following the receipt of the SEC’s approval, we will

Variable Joint Life Prospectus	21

set a date to automatically transfer any amounts you have in the Division investing in the Commodities Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”), as part of a transaction referred to as the “Substitution.” Allocations to the Commodities Portfolio through preexisting dollar-cost averaging programs, portfolio rebalancing elections, asset allocation models or other automatic transfers or scheduled or systematic transactions will be replaced with the Credit Suisse Commodity Portfolio. Once the date of the Substitution has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio before the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. If the SEC does not approve the Substitution, the Company will assess its options and consider other alternatives, including but not limited to (i) pursuing another substitution of a different portfolio with comparable investment objectives or a money market portfolio or (ii) making other changes in response to actions of the Commodities Portfolio, such as closing the Portfolio to new investments or changing its investment objectives and strategies via a proxy vote where required (see “Voting Rights”).

If we receive approval from the SEC, as of the date of the Substitution, the Commodities Portfolio will cease to be available under your Policy. The Substitution will not result in a change in your Policy Value or death benefit, though the number of Units you receive in the Credit Suisse Commodity Portfolio may be different from the number of Units you held in the Commodities Portfolio. You will not incur any fees or charges as a result of the Substitution, nor will your rights or our obligations under the Policy be altered. We or our affiliates will bear all expenses incurred in connection with the Substitution.

Except as noted below, you may continue to transfer amounts from the Division investing in the Commodities Portfolio to other Divisions until the date of the Substitution. The first transfer made from the Commodities Portfolio between May 1, 2013 and the Substitution will be free of charge and will not count toward your limit on transfers as part of our policies and procedures on short- term and excessive trading (see “Short-term and Excessive Trading”). For those Policy Owners with amounts in the Commodities Portfolio that were substituted to the Credit Suisse Commodity Portfolio on the date of the Substitution, we will not charge a fee for the first transfer out of the Credit Suisse Commodity Portfolio for 30 days after the Substitution and any such transfer will not count toward your limit on transfers as part our policies on short-term and excessive trading. Within five days after the Substitution, we will forward Policy Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

In addition to closing the Division investing in the Commodities Portfolio in response to the Portfolio’s decision to close the Portfolio to new investments irrespective of the Substitution (see “The Funds” section of the prospectus for more information regarding investments by a Division in a particular Portfolio), while it is not our present intention, in conjunction with the Substitution and the liquidation of the assets of the Commodities Portfolio in anticipation of the Substitution and in order to minimize any effect on the Portfolio’s ability to meet the Separate Account’s redemption request or transfer of assets to the Credit Suisse Commodity Portfolio as part of the Substitution transaction, we may also close the Commodities Portfolio and/or the Division investing in the Commodities Portfolio and not accept additional payments. In the case of a Portfolio closure, allocations or transfers to the Commodities Portfolio on or after the date of the close will be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. You will be given sufficient advance notice of any intent to close the Commodities Portfolio.

Reports and Financial Statements

At least once each Policy Year you will receive a statement showing the Death Benefit, Cash Value, Policy Value and any Policy loan, including loan interest. We will also send you a confirmation statement when you transfer among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. These statements will show your apportioned amounts among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and

22	Variable Joint Life Prospectus

payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call 1-866-424-2609 for assistance in making such changes.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

With your ID and password, you can visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our

Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about making a surrender, please call your Financial Representative or the Advanced Business Services Center at 1-866-464-3800 between 7:30 a.m. and 5:00 p.m. Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time. Allocations to the Division investing in the Commodities Portfolio on the date of the Substitution will be reallocated to the Division investing in the Credit Suisse Commodity Portfolio. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. See “Substitution of Fund Shares and Other Changes” for more information. After the date of the Substitution, elections to participate in the Dollar-Cost Averaging Plan involving the Division investing in the Commodities Portfolio may be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. In such cases we may require an updated form be submitted in order to process your request.

Dollar-cost averaging does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing

Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Policy Value allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may have elected portfolio rebalancing in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you have elected portfolio rebalancing to the Division investing in the Commodities Portfolio as of the date of the Substitution, we will replace that portion of your election with the Division investing in the Credit Suisse Commodity Portfolio. The

Variable Joint Life Prospectus	23

Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. See “Substitution of Fund Shares and Other Changes” for more information. After the date of the Substitution, elections for portfolio rebalancing involving the Division investing in the Commodities Portfolio may be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. In such cases we may require an updated form be submitted in order to process your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the portfolio rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate any asset allocation models at any time without affecting your current allocation, except with respect to the Substitution (see “Substitution of Fund Shares and Other Changes”).

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request. The illustrations show how the Death Benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured persons and will reflect such factors as the Specified Amount, Death Benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.

We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy

24	Variable Joint Life Prospectus

complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash (or, if allowable under your Policy, used to purchase additional insurance or used to pay premiums) are generally taxable as withdrawals with a resulting reduction in basis. However, when the dividend is applied to increase Cash Value or to pay premiums, the reduction in the basis of the Policy is offset by a corresponding increase in basis. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the

Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner. The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Legislation has been proposed that would revoke this rule. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term “net investment income” does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable. The Treasury has recently issued proposed regulations, however, that indicate in the preamble that “net investment income” would not include transfers of, or distributions from, life insurance contracts other than periodic payments under payment plans.

Variable Joint Life Prospectus	25

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy may be classified as a MEC if cumulative premiums paid during the first seven Policy Years after issue exceed a “seven-pay” limit defined in section 7702A of the Internal Revenue Code. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are reversed from the Policy and returned with interest within 60 days after the end of the Policy Year in which they are paid. If excess premium is reversed, all Policy values are recalculated as though the excess premium had never been paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

For tax years beginning after December 31, 2012, an exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% will apply for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and

26	Variable Joint Life Prospectus

record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS ruled in 2011 that a policy received in a tax-free exchange is newly issued for this purpose.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also

Variable Joint Life Prospectus	27

considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for any surrender charge (but adjusted by a surrender factor for policies distributed from qualified plans). These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction.”

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 40% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Premium Payments up to Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.10% of Policy Value less Policy Debt is paid at the end of Policy Years 6 and later. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

28	Variable Joint Life Prospectus

NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of second Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements or any premium payments due.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

INSUREDS

The persons named as the Insureds on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

An Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

NYSE

New York Stock Exchange

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

Variable Joint Life Prospectus	29

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of each Insured; and

4. the Attained Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

An amount based on the initial Specified Amount and characteristics of the Insured persons, such as Issue Age, sex and underwriting classification, used to compute the sales load, commissions, surrender charge and other expense charges during the first 10 Policy Years.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

30	Variable Joint Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Joint Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Policy Value and Cash Value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Business Services Center at 1-866-464-3800.

Investment Company Act File No. 811-3989

Variable Joint Life Prospectus	31

Appendix A

Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component

Table of Annual Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge
20-25	$0.04
26	0.05
27	0.06
28	0.07
29	0.08
30	0.09
31	0.10
32	0.11
33	0.12
34	0.13
35	0.14
36	0.17
37	0.19
38	0.22
39	0.25
40	0.28
41	0.30
42	0.33
43	0.36
44	0.38
45	0.41
46	0.44
47	0.47
48	0.50
49	0.53
50	0.57
51	0.60
52	0.63
53	0.66
54	0.69
55	0.72
56	0.77
57	0.83
58	0.88
59	0.94
60	0.99
61	1.04
62	1.10
63	1.15
64	1.21
65	1.26
66	1.31
67	1.35
68	1.40
69	1.44
70	1.49
71	1.54
72	1.58
73	1.63
74	1.67
75-85	1.72

*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at Issue Ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

32	Variable Joint Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

VARIABLE JOINT LIFE

A Flexible Premium Variable Joint Life Policy with Insurance Payable on Second Death (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the Policy described in this Statement of Additional Information.

The Policies we currently offer are described in separate Prospectuses and

Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-464-3800.

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2012	$12,321,208
2011	$15,981,855
2010	$22,325,029

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2012

Northwestern Mutual Variable Life Account

Financial Statements

Northwestern Mutual Variable Life Account Financial

Statements

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2012

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division	Large Company Value Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$284,685	$96,087	$191,924	$3,615	$785,477	$3,112
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	57	—

Total Assets	284,685	96,087	191,924	3,615	785,534	3,112

Liabilities:
Due to Northwestern Mutual Life Insurance Company	97	—	21	—	—	—

Total Liabilities	97	—	21	—	—	—

Total Net Assets	$284,588	$96,087	$191,903	$3,615	$785,534	$3,112

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$25,207	$6,890	$21,416	$146	$114,495	$520
Northwestern Mutual Equity	511	112	478	3	1,952	4
Variable CompLife Policies Issued Between
October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	239,806	78,836	155,523	3,141	607,057	2,487
Northwestern Mutual Equity	9,225	3,429	6,061	102	23,146	90
Variable Executive Life Policies Issued Between
March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	4,416	3,227	4,232	204	16,817	—
Variable Joint Life Policies Issued Between
December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	5,423	3,593	4,193	19	22,067	11

Total Net Assets	$284,588	$96,087	$191,903	$3,615	$785,534	$3,112

(1) Investments, at cost	$230,751	$80,654	$162,689	$3,451	$725,318	$2,979
Mutual Fund Shares Held	121,349	45,932	143,440	4,361	276,674	3,709
(2) Accumulation Unit Value	$2.690097	$2.245328	$2.155410	$1.080633	$3.043500	$1.120811
Units Outstanding	92,573	36,639	74,967	3,001	207,065	2,299
(3) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117	$9.343226
Units Outstanding	120	137	145	22	243	—
(4) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117	$9.343226
Units Outstanding	147	153	144	2	319	1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2012

(in thousands, except accumulation unit values)

	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division	Mid Cap Value Division	Small Cap Growth Stock Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$134,621	$90,309	$374,575	$213,742	$39,419	$185,205
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	7	—	23	2	—	—

Total Assets	134,628	90,309	374,598	213,744	39,419	185,205

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	9	—	—	88	137

Total Liabilities	—	9	—	—	88	137

Total Net Assets	$134,628	$90,300	$374,598	$213,744	$39,331	$185,068

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$12,283	$7,423	$53,782	$10,630	$2,543	$8,524
Northwestern Mutual Equity	231	133	1,093	162	45	153
Variable CompLife Policies Issued Between
October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	107,803	72,999	299,402	183,091	33,001	160,391
Northwestern Mutual Equity	4,901	2,878	11,187	7,022	1,478	6,782
Variable Executive Life Policies Issued Between
March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	4,213	2,989	3,450	6,093	901	2,899
Variable Joint Life Policies Issued Between
December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	5,197	3,878	5,684	6,746	1,363	6,319

Total Net Assets	$134,628	$90,300	$374,598	$213,744	$39,331	$185,068

(1) Investments, at cost	$136,572	$82,577	$324,604	$192,260	$37,007	$184,662
Mutual Fund Shares Held	137,790	67,244	114,830	143,163	30,253	98,409
(2) Accumulation Unit Value	$1.419182	$1.864547	$2.733618	$2.643527	$2.019864	$2.434726
Units Outstanding	79,414	40,695	113,619	71,917	17,070	68,663
(3) Accumulation Unit Value	$15.037814	$19.550985	$75.402575	$29.923387	$21.179677	$31.582975
Units Outstanding	280	153	46	204	43	92
(4) Accumulation Unit Value	$15.037814	$19.550985	$75.402575	$29.923387	$21.179677	$31.582975
Units Outstanding	346	198	75	225	64	200

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Index 600 Stock Division	Small Cap Value Division	International Growth Division	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

$6,205	$143,950	$82,923	$12,231	$504,516	$21,471	$170,040	$6,957
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1	23	—	2	—	—	—	3

6,206	143,973	82,923	12,233	504,516	21,471	170,040	6,960

—	—	82	—	35	2	100	—

—	—	82	—	35	2	100	—

$6,206	$143,973	$82,841	$12,233	$504,481	$21,469	$169,940	$6,960

$448	$10,954	$4,203	$880	$61,399	$1,209	$11,625	$296
6	182	77	23	1,159	23	233	5

5,062	118,419	68,559	9,639	399,391	17,639	123,358	5,690
202	5,036	3,218	347	15,749	637	6,663	197

470	3,540	3,551	1,018	13,496	1,198	10,415	535

18	5,842	3,233	326	13,287	763	17,646	237

$6,206	$143,973	$82,841	$12,233	$504,481	$21,469	$169,940	$6,960

$6,038	$120,119	$93,873	$11,283	$459,722	$19,701	$170,041	$6,979
6,162	76,123	68,644	14,718	281,224	20,294	170,041	6,780
$1.081019	$2.438620	$1.616718	$0.975017	$2.943691	$0.963548	$1.549943	$1.009629
4,869	50,625	44,396	10,242	141,028	18,968	83,888	5,831
$11.903891	$25.839588	$17.130842	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
39	137	207	111	3,016	105	251	44
$11.903891	$25.839588	$17.130842	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
2	226	189	35	2,969	67	425	20

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2012

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi- Sector Bond Division	Commodities Return Strategy Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$268,346	$7,933	$10,670	$106,436	$18,873	$10,797
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—	—

Total Assets	268,346	7,933	10,670	106,436	18,873	10,797

Liabilities:
Due to Northwestern Mutual Life Insurance Company	272	—	—	166	1	—

Total Liabilities	272	—	—	166	1	—

Total Net Assets	$268,074	$7,933	$10,670	$106,270	$18,872	$10,797

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$25,647	$1,585	$597	$8,342	$887	$297
Northwestern Mutual Equity	449	12	9	128	14	6
Variable CompLife Policies Issued Between
October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	197,563	5,771	8,486	86,734	16,383	9,096
Northwestern Mutual Equity	8,031	200	255	3,133	612	345
Variable Executive Life Policies Issued Between
March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	25,749	27	893	4,569	252	810
Variable Joint Life Policies Issued Between
December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	10,635	338	430	3,364	724	243

Total Net Assets	$268,074	$7,933	$10,670	$106,270	$18,872	$10,797

(1) Investments, at cost	$256,517	$8,521	$10,481	$96,059	$17,681	$11,288
Mutual Fund Shares Held	205,787	7,429	8,753	141,723	16,483	13,703
(2) Accumulation Unit Value	$2.609587	$1.289646	$1.136621	$3.143457	$1.161278	$8.629822
Units Outstanding	78,784	4,631	7,690	28,588	14,635	1,094
(3) Accumulation Unit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283	$7.880392
Units Outstanding	126	1	61	111	16	103
(4) Accumulation Unit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283	$7.880392
Units Outstanding	52	19	29	82	46	31

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division

$331,282	$39,575	$—	$—	$—	$—	$—	$—
—	—	128,383	20,234	—	—	—	—

—	—	—	—	1,683	—	—	—
—	—	—	—	—	162,557	80,741	115,683

—	—	1	—	—	—	—	—

331,282	39,575	128,384	20,234	1,683	162,557	80,741	115,683

201	2	—	—	—	476	3	16

201	2	—	—	—	476	3	16

$331,081	$39,573	$128,384	$20,234	$1,683	$162,081	$80,738	$115,667

$150,065	$5,266	$11,161	$1,199	$71	$6,928	$4,608	$7,060
1,874	85	197	13	1	129	78	131

156,544	30,164	103,095	16,748	1,162	131,367	67,212	91,703
5,939	1,286	4,665	554	49	5,859	2,976	3,943

10,909	1,149	4,616	1,178	132	11,378	2,968	7,562

5,750	1,623	4,650	542	268	6,420	2,896	5,268

$331,081	$39,573	$128,384	$20,234	$1,683	$162,081	$80,738	$115,667

$334,006	$36,042	$125,681	$18,948	$1,577	$134,782	$77,194	$127,222
219,829	34,960	4,282	778	106	10,730	6,201	11,220
$2.839508	$1.576122	$2.835677	$1.067828	$1.005443	$1.101694	$1.684569	$1.415380
57,222	19,954	38,001	16,203	1,204	124,556	41,666	67,577
$153.677764	$16.700324	$29.733518	$11.458810	$10.715212	$12.171877	$19.088862	$15.277391
71	69	155	103	12	935	155	495
$153.677764	$16.700324	$29.733518	$11.458810	$10.715212	$12.171877	$19.088862	$15.277391
37	97	156	47	25	527	152	345
The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2012

(in thousands, except accumulation unit values)

	Russell Core Bond Division	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$—	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	100,186	152,730	2,140	9,674	11,342	5,373
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	3	—

Total Assets	100,186	152,730	2,140	9,674	11,345	5,373

Liabilities:
Due to Northwestern Mutual Life Insurance Company	253	159	1	1	—	2

Total Liabilities	253	159	1	1	—	2

Total Net Assets	$99,933	$152,571	$2,139	$9,673	$11,345	$5,371

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$6,526	$9,795	$207	$1,673	$1,729	$574
Northwestern Mutual Equity	143	150	5	25	28	11
Variable CompLife Policies Issued Between
October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	68,603	126,305	1,510	7,205	9,185	4,099
Northwestern Mutual Equity	2,743	5,446	60	265	403	159
Variable Executive Life Policies Issued Between
March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	17,029	5,635	—	35	—	—
Variable Joint Life Policies Issued Between
December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	4,889	5,240	357	470	—	528

Total Net Assets	$99,933	$152,571	$2,139	$9,673	$11,345	$5,371

(1) Investments, at cost	$95,510	$147,413	$2,106	$9,131	$10,799	$5,122
Mutual Fund Shares Held	9,268	9,937	212	1,013	1,265	654
(2) Accumulation Unit Value	$2.116915	$3.553123	$1.062654	$1.048620	$1.030529	$1.023971
Units Outstanding	33,703	37,080	1,477	7,124	9,304	4,159
(3) Accumulation Unit Value	$22.402721	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	760	150	—	3	—	—
(4) Accumulation Unit Value	$22.402721	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	218	140	28	40	—	54

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2012

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division	Large Company Value Division
Income:
Dividend income	$1,658	$261	$2,326	$34	$13,713	$56
Expenses:
Mortality and expense risk charges	1,273	399	841	16	3,340	14
Taxes	13	3	11	—	57	—

Net investment income (loss)	372	(141)	1,474	18	10,316	42

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,428	2,462	119	121	(1,152)	310
Realized gain distributions	—	—	—	144	14,039	—

Realized gains (losses)	2,428	2,462	119	265	12,887	310

Change in unrealized appreciation/ depreciation of investments during the period	30,637	14,195	18,456	53	84,509	(48)

Net increase (decrease) in net assets resulting from operations	$33,437	$16,516	$20,049	$336	$107,712	$304

	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division	Mid Cap Value Division	Small Cap Growth Stock Division
Income:
Dividend income	$2,904	$1,312	$469	$1,917	$521	$—
Expenses:
Mortality and expense risk charges	572	358	1,692	893	164	815
Taxes	6	3	27	5	1	5

Net investment income (loss)	2,326	951	(1,250)	1,019	356	(820)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,094)	(850)	(2,650)	6,296	(764)	2,533
Realized gain distributions	—	—	—	9,136	—	—

Realized gains (losses)	(3,094)	(850)	(2,650)	15,432	(764)	2,533

Change in unrealized appreciation/ depreciation of investments during the period	18,183	12,820	44,477	16,161	6,183	14,651

Net increase (decrease) in net assets resulting from operations	$17,415	$12,921	$40,577	$32,612	$5,775	$16,364

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2012

(in thousands)

	Index 600 Stock Division	Small Cap Value Division	International Growth Division	Research International Core Division	International Equity Division	Emerging Markets Equity Division
Income:
Dividend income	$148	$522	$1,054	$153	$12,106	$25
Expenses:
Mortality and expense risk charges	19	595	329	34	2,000	66
Taxes	—	5	2	—	29	—

Net investment income (loss)	129	(78)	723	119	10,077	(41)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	123	3,627	(3,011)	(34)	1,918	(59)
Realized gain distributions	138	1,605	—	—	—	8

Realized gains (losses)	261	5,232	(3,011)	(34)	1,918	(51)

Change in unrealized appreciation/ depreciation of investments during the period	121	15,350	15,053	1,117	77,414	2,264

Net increase (decrease) in net assets resulting from operations	$511	$20,504	$12,765	$1,202	$89,409	$2,172

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division	Russell Multi-Style Equity Division
Income:
Dividend income	$3,878	$91	$495	$221	$3	$1,847
Expenses:
Mortality and expense risk charges	1,496	167	536	58	5	663
Taxes	75	3	6	—	—	4

Net investment income (loss)	2,307	(79)	(47)	163	(2)	1,180

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4,873)	(614)	55	42	25	7,889
Realized gain distributions	—	—	10,252	—	—	—

Realized gains (losses)	(4,873)	(614)	10,307	42	25	7,889

Change in unrealized appreciation/ depreciation of investments during the period	31,524	4,672	6,397	1,292	89	14,317

Net increase (decrease) in net assets resulting from operations	$28,958	$3,979	$16,657	$1,497	$112	$23,386

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Money Market Division	Short-Term Bond Division	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division	Commodities Return Strategy Division

$229	$87	$6,989	$150	$220	$6,414	$58	$—

630	25	1,022	36	32	430	51	36
6	—	13	1	—	4	—	—

(407)	62	5,954	113	188	5,980	7	(36)

—	(10)	1,806	(527)	76	593	40	(215)
—	—	5,634	631	89	—	50	—

—	(10)	7,440	104	165	593	90	(215)

—	34	(1,974)	(58)	128	6,185	1,414	(104)

$(407)	$86	$11,420	$159	$481	$12,758	$1,511	$(355)

Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

$868	$1,962	$2,298	$7,083	$47	$195	$175	$78

341	445	350	590	5	32	34	17
2	3	3	4	—	1	1	—

525	1,514	1,945	6,489	42	162	140	61

(750)	(1,834)	1,181	(943)	24	61	35	79
—	—	2,455	—	5	—	—	—

(750)	(1,834)	3,636	(943)	29	61	35	79

11,819	20,094	1,968	27,649	37	532	606	265

$11,594	$19,774	$7,549	$33,195	$108	$755	$781	$405

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$372	$999	$(141)	$(220)
Net realized gains (losses)	2,428	1,424	2,462	824
Net change in unrealized appreciation/depreciation	30,637	(6,980)	14,195	(6,641)

Net increase (decrease) in net assets resulting from operations	33,437	(4,557)	16,516	(6,037)

Policy Transactions:
Policyowners’ net payments	19,641	21,162	6,448	7,535
Policy loans, surrenders and death benefits	(23,795)	(23,482)	(7,950)	(6,377)
Mortality and other (net)	(7,517)	(7,489)	(2,450)	(2,392)
Transfers from other divisions	17,447	52,311	13,134	14,189
Transfers to other divisions	(23,930)	(57,341)	(15,549)	(18,843)

Net increase (decrease) in net assets resulting from policy transactions	(18,154)	(14,839)	(6,367)	(5,888)

Net increase (decrease) in net assets	15,283	(19,396)	10,149	(11,925)

Net Assets:
Beginning of period	269,305	288,701	85,938	97,863

End of period	$284,588	$269,305	$96,087	$85,938

Units issued during the period	11,669	15,047	6,960	8,098
Units redeemed during the period	(16,722)	(19,141)	(9,268)	(10,082)

Net units issued (redeemed) during period	(5,053)	(4,094)	(2,308)	(1,984)

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$2,326	$2,274	$951	$826
Net realized gains (losses)	(3,094)	(2,543)	(850)	(1,190)
Net change in unrealized appreciation/depreciation	18,183	886	12,820	(675)

Net increase (decrease) in net assets resulting from operations	17,415	617	12,921	(1,039)

Policy Transactions:
Policyowners’ net payments	9,596	11,271	5,151	5,408
Policy loans, surrenders and death benefits	(9,944)	(9,263)	(5,788)	(5,061)
Mortality and other (net)	(3,419)	(3,477)	(2,085)	(1,885)
Transfers from other divisions	9,421	15,874	22,379	21,711
Transfers to other divisions	(19,571)	(18,524)	(19,131)	(16,121)

Net increase (decrease) in net assets resulting from policy transactions	(13,917)	(4,119)	526	4,052

Net increase (decrease) in net assets	3,498	(3,502)	13,447	3,013

Net Assets:
Beginning of period	131,130	134,632	76,853	73,840

End of period	$134,628	$131,130	$90,300	$76,853

Units issued during the period	11,427	17,257	10,303	11,385
Units redeemed during the period	(20,151)	(18,848)	(9,917)	(9,705)

Net units issued (redeemed) during period	(8,724)	(1,591)	386	1,680

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Large Cap Core Stock Division		Large Cap Blend Division		Index 500 Stock Division		Large Company Value Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$1,474	$1,351	$18	$20	$10,316	$9,066	$42	$39
119	(1,127)	265	(20)	12,887	12,042	310	(5)
18,456	(3,230)	53	111	84,509	(9,438)	(48)	180

20,049	(3,006)	336	111	107,712	11,670	304	214

13,425	14,918	168	13	48,384	52,024	182	12
(16,361)	(14,770)	(52)	(53)	(57,081)	(56,552)	108	(4)
(5,195)	(5,030)	(19)	(10)	(19,423)	(18,584)	(17)	(10)
13,014	10,296	2,322	3,300	59,917	98,356	2,708	2,606
(15,634)	(12,799)	(2,253)	(248)	(67,775)	(104,005)	(2,766)	(225)

(10,751)	(7,385)	166	3,002	(35,978)	(28,761)	215	2,379

9,298	(10,391)	502	3,113	71,734	(17,091)	519	2,593

182,605	192,996	3,113	—	713,800	730,891	2,593	—

$191,903	$182,605	$3,615	$3,113	$785,534	$713,800	$3,112	$2,593

9,995	11,623	2,053	3,387	28,184	30,791	2,085	2,728
(13,292)	(13,974)	(2,232)	(183)	(34,908)	(36,979)	(2,407)	(106)

(3,297)	(2,351)	(179)	3,204	(6,724)	(6,188)	(322)	2,622

Mid Cap Growth Stock Division		Index 400 Stock Division		Mid Cap Value Division		Small Cap Growth Stock Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$(1,250)	$(842)	$1,019	$934	$356	$519	$(820)	$(146)
(2,650)	(3,274)	15,432	16,212	(764)	(1,096)	2,533	(591)
44,477	(21,248)	16,161	(21,657)	6,183	238	14,651	(5,368)

40,577	(25,364)	32,612	(4,511)	5,775	(339)	16,364	(6,105)

24,276	26,627	11,950	13,583	2,788	3,025	12,935	14,969
(31,077)	(30,326)	(18,503)	(16,422)	(4,949)	(4,695)	(15,686)	(17,477)
(9,553)	(9,977)	(4,793)	(4,919)	(1,057)	(1,037)	(4,652)	(4,963)
11,029	12,173	24,530	25,722	10,431	35,955	14,520	37,633
(19,151)	(18,710)	(27,687)	(26,339)	(10,991)	(35,414)	(22,037)	(41,545)

(24,476)	(20,213)	(14,503)	(8,375)	(3,778)	(2,166)	(14,920)	(11,383)

16,101	(45,577)	18,109	(12,886)	1,997	(2,505)	1,444	(17,488)

358,497	404,074	195,635	208,521	37,334	39,839	183,624	201,112

$374,598	$358,497	$213,744	$195,635	$39,331	$37,334	$185,068	$183,624

12,303	14,362	9,747	12,107	3,749	5,869	9,232	12,966
(20,061)	(20,678)	(14,981)	(15,191)	(5,002)	(6,457)	(14,640)	(16,931)

(7,758)	(6,316)	(5,234)	(3,084)	(1,253)	(588)	(5,408)	(3,965)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$129	$9	$(78)	$257
Net realized gains (losses)	261	27	5,232	2,993
Net change in unrealized appreciation/depreciation	121	46	15,350	(5,814)

Net increase (decrease) in net assets resulting from operations	511	82	20,504	(2,564)

Policy Transactions:
Policyowners’ net payments	329	35	8,877	10,251
Policy loans, surrenders and death benefits	(147)	(30)	(10,350)	(11,020)
Mortality and other (net)	(100)	(14)	(3,432)	(3,602)
Transfers from other divisions	6,537	2,184	12,209	27,569
Transfers to other divisions	(2,643)	(538)	(18,815)	(29,663)

Net increase (decrease) in net assets resulting from policy transactions	3,976	1,637	(11,511)	(6,465)

Net increase (decrease) in net assets	4,487	1,719	8,993	(9,029)

Net Assets:
Beginning of period	1,719	—	134,980	144,009

End of period	$6,206	$1,719	$143,973	$134,980

Units issued during the period	4,990	1,613	7,572	10,510
Units redeemed during the period	(1,464)	(229)	(11,861)	(12,882)

Net units issued (redeemed) during period	3,526	1,384	(4,289)	(2,372)

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$(407)	$(441)	$62	$44
Net realized gains (losses)	—	—	(10)	1
Net change in unrealized appreciation/depreciation	—	—	34	(56)

Net increase (decrease) in net assets resulting from operations	(407)	(441)	86	(11)

Policy Transactions:
Policyowners’ net payments	70,588	87,004	156	(92)
Policy loans, surrenders and death benefits	(46,227)	(46,782)	(1,471)	(60)
Mortality and other (net)	(5,835)	(6,659)	(110)	(21)
Transfers from other divisions	121,247	155,964	6,676	4,315
Transfers to other divisions	(136,334)	(191,294)	(2,058)	(450)

Net increase (decrease) in net assets resulting from policy transactions	3,439	(1,767)	3,193	3,692

Net increase (decrease) in net assets	3,032	(2,208)	3,279	3,681

Net Assets:
Beginning of period	166,908	169,116	3,681	—

End of period	$169,940	$166,908	$6,960	$3,681

Units issued during the period	91,022	101,014	6,193	3,774
Units redeemed during the period	(91,873)	(102,533)	(3,457)	(615)

Net units issued (redeemed) during period	(851)	(1,519)	2,736	3,159

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

International Growth Division		Research International Core Division		International Equity Division		Emerging Markets Equity Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$723	$668	$119	$40	$10,077	$8,316	$(41)	$48
(3,011)	(2,274)	(34)	(33)	1,918	(226)	(51)	(32)
15,053	(11,026)	1,117	(170)	77,414	(59,757)	2,264	(493)

12,765	(12,632)	1,202	(163)	89,409	(51,667)	2,172	(477)

6,960	8,100	383	(27)	32,343	35,844	950	16
(6,421)	(8,991)	(387)	(68)	(37,666)	(37,992)	(733)	(98)
(1,975)	(2,216)	(171)	(17)	(11,103)	(11,663)	(309)	(38)
11,369	55,545	11,221	4,491	50,411	105,190	18,438	8,736
(15,997)	(58,640)	(3,703)	(528)	(57,673)	(109,675)	(6,547)	(641)

(6,064)	(6,202)	7,343	3,851	(23,688)	(18,296)	11,799	7,975

6,701	(18,834)	8,545	3,688	65,721	(69,963)	13,971	7,498

76,140	94,974	3,688	—	438,760	508,723	7,498	—

$82,841	$76,140	$12,233	$3,688	$504,481	$438,760	$21,469	$7,498

8,966	13,075	9,163	4,002	30,666	43,234	16,977	8,626
(12,568)	(14,443)	(2,334)	(443)	(38,362)	(48,456)	(5,832)	(631)

(3,602)	(1,368)	6,829	3,559	(7,696)	(5,222)	11,145	7,995

Select Bond Division		Long-Term U.S. Government Bond Division		Inflation Protection Division		High Yield Bond Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$5,954	$7,160	$113	$116	$188	$(4)	$5,980	$6,238
7,440	5,977	104	704	165	19	593	268
(1,974)	2,859	(58)	(529)	128	61	6,185	(2,712)

11,420	15,996	159	291	481	76	12,758	3,794

11,986	15,162	232	142	270	66	5,142	5,718
(18,396)	(21,106)	(561)	(49)	(601)	(196)	(6,662)	(7,736)
(6,114)	(5,987)	(163)	(31)	(164)	(26)	(2,426)	(2,327)
94,839	79,175	8,647	7,135	10,330	5,479	19,716	17,350
(77,079)	(70,627)	(7,157)	(712)	(4,461)	(584)	(16,986)	(14,452)

5,236	(3,383)	998	6,485	5,374	4,739	(1,216)	(1,447)

16,656	12,613	1,157	6,776	5,855	4,815	11,542	2,347

251,418	238,805	6,776	—	4,815	—	94,728	92,381

$268,074	$251,418	$7,933	$6,776	$10,670	$4,815	$106,270	$94,728

18,767	17,708	5,621	3,822	6,376	4,139	5,763	6,259
(16,896)	(18,781)	(4,507)	(285)	(2,237)	(498)	(6,106)	(6,610)

1,871	(1,073)	1,114	3,537	4,139	3,641	(343)	(351)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Multi-Sector Bond Division		Commodities Return Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$7	$228	$(36)	$(6)
Net realized gains (losses)	90	55	(215)	(17)
Net change in unrealized appreciation/depreciation	1,414	(222)	(104)	(386)

Net increase (decrease) in net assets resulting from operations	1,511	61	(355)	(409)

Policy Transactions:
Policyowners’ net payments	677	(23)	523	71
Policy loans, surrenders and death benefits	(681)	(157)	(330)	(134)
Mortality and other (net)	(272)	(30)	(175)	(59)
Transfers from other divisions	15,795	5,418	10,264	6,229
Transfers to other divisions	(3,008)	(419)	(4,230)	(598)

Net increase (decrease) in net assets resulting from policy transactions	12,511	4,789	6,052	5,509

Net increase (decrease) in net assets	14,022	4,850	5,697	5,100

Net Assets:
Beginning of period	4,850	—	5,100	—

End of period	$18,872	$4,850	$10,797	$5,100

Units issued during the period	13,147	4,785	1,305	671
Units redeemed during the period	(2,600)	(635)	(634)	(114)

Net units issued (redeemed) during period	10,547	4,150	671	557

	Neuberger Berman AMT Socially Responsive Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$(2)	$1	$1,180	$973
Net realized gains (losses)	25	(5)	7,889	3,439
Net change in unrealized appreciation/depreciation	89	16	14,317	(7,328)

Net increase (decrease) in net assets resulting from operations	112	12	23,386	(2,916)

Policy Transactions:
Policyowners’ net payments	114	(20)	10,276	12,264
Policy loans, surrenders and death benefits	(96)	(26)	(16,258)	(16,304)
Mortality and other (net)	(30)	(6)	(4,068)	(4,095)
Transfers from other divisions	1,551	790	9,464	14,425
Transfers to other divisions	(656)	(62)	(18,642)	(18,959)

Net increase (decrease) in net assets resulting from policy transactions	883	676	(19,228)	(12,669)

Net increase (decrease) in net assets	995	688	4,158	(15,585)

Net Assets:
Beginning of period	688	—	157,923	173,508

End of period	$1,683	$688	$162,081	$157,923

Units issued during the period	1,107	701	16,127	21,757
Units redeemed during the period	(472)	(95)	(29,592)	(28,058)

Net units issued (redeemed) during period	635	606	(13,465)	(6,301)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Balanced Division		Asset Allocation Division		Fidelity VIP Mid Cap Division		Fidelity VIP Contrafund Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$2,307	$7,395	$(79)	$816	$(47)	$(537)	$163	$44
(4,873)	(4,806)	(614)	(388)	10,307	630	42	3
31,524	2,597	4,672	(668)	6,397	(15,640)	1,292	(5)

28,958	5,186	3,979	(240)	16,657	(15,547)	1,497	42

17,602	19,521	2,729	2,910	9,071	10,060	881	(21)
(24,948)	(22,410)	(3,576)	(2,372)	(10,160)	(11,123)	(305)	(30)
(8,578)	(8,560)	(1,098)	(1,121)	(3,221)	(3,408)	(295)	(23)
31,553	28,307	2,761	3,498	19,297	49,251	16,799	7,127
(32,331)	(26,468)	(4,799)	(3,958)	(24,194)	(48,965)	(4,873)	(565)

(16,702)	(9,610)	(3,983)	(1,043)	(9,207)	(4,185)	12,207	6,488

12,256	(4,424)	(4)	(1,283)	7,450	(19,732)	13,704	6,530

318,825	323,249	39,577	40,860	120,934	140,666	6,530	—

$331,081	$318,825	$39,573	$39,577	$128,384	$120,934	$20,234	$6,530

8,265	9,337	3,258	4,296	6,664	9,506	12,918	6,326
(12,391)	(11,076)	(5,579)	(4,720)	(9,008)	(10,284)	(2,487)	(404)

(4,126)	(1,739)	(2,321)	(424)	(2,344)	(778)	10,431	5,922

Russell Aggressive Equity Division		Russell Non-U.S. Division		Russell Core Bond Division		Russell Global Real Estate Securities Division

Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$525	$67	$1,514	$1,589	$1,945	$2,783	$6,489	$2,527
(750)	(767)	(1,834)	(1,013)	3,636	2,475	(943)	(846)
11,819	(2,959)	20,094	(17,209)	1,968	(1,098)	27,649	(11,857)

11,594	(3,659)	19,774	(16,633)	7,549	4,160	33,195	(10,176)

5,446	6,612	7,944	9,406	4,301	3,858	9,304	10,408
(6,655)	(7,090)	(9,121)	(11,850)	(9,603)	(11,170)	(11,957)	(11,413)
(2,051)	(2,096)	(2,645)	(2,905)	(2,340)	(2,336)	(3,496)	(3,374)
4,744	8,913	9,282	14,220	24,930	36,957	19,582	29,977
(10,225)	(10,048)	(16,617)	(17,049)	(21,824)	(32,698)	(18,918)	(30,271)

(8,741)	(3,709)	(11,157)	(8,178)	(4,536)	(5,389)	(5,485)	(4,673)

2,853	(7,368)	8,617	(24,811)	3,013	(1,229)	27,710	(14,849)

77,885	85,253	107,050	131,861	96,920	98,149	124,861	139,710

$80,738	$77,885	$115,667	$107,050	$99,933	$96,920	$152,571	$124,861

5,358	8,306	10,327	13,814	8,333	10,383	6,642	7,879
(9,929)	(9,853)	(16,909)	(16,807)	(8,565)	(10,082)	(8,071)	(8,777)

(4,571)	(1,547)	(6,582)	(2,993)	(232)	301	(1,429)	(898)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Russell LifePoints Moderate Strategy Division		Russell LifePoints Balanced Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$42	$4	$162	$39
Net realized gains (losses)	29	(6)	61	(18)
Net change in unrealized appreciation/depreciation	37	(4)	532	12

Net increase (decrease) in net assets resulting from operations	108	(6)	755	33

Policy Transactions:
Policyowners’ net payments	79	22	394	(28)
Policy loans, surrenders and death benefits	161	(1)	(154)	(186)
Mortality and other (net)	(26)	(6)	(156)	(30)
Transfers from other divisions	2,126	432	5,895	4,348
Transfers to other divisions	(641)	(109)	(1,143)	(55)

Net increase (decrease) in net assets resulting from policy transactions	1,699	338	4,836	4,049

Net increase (decrease) in net assets	1,807	332	5,591	4,082

Net Assets:
Beginning of period	332	—	4,082	—

End of period	$2,139	$332	$9,673	$4,082

Units issued during the period	1,644	440	4,953	3,685
Units redeemed during the period	(459)	(120)	(1,082)	(389)

Net units issued (redeemed) during period	1,185	320	3,871	3,296

	Russell LifePoints Growth Strategy Division		Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$140	$29	$61	$12
Net realized gains (losses)	35	(34)	79	(10)
Net change in unrealized appreciation/depreciation	606	(62)	265	(14)

Net increase (decrease) in net assets resulting from operations	781	(67)	405	(12)

Policy Transactions:
Policyowners’ net payments	260	(400)	355	30
Policy loans, surrenders and death benefits	(309)	(85)	(510)	92
Mortality and other (net)	(165)	(36)	(90)	(29)
Transfers from other divisions	8,049	3,676	4,123	1,431
Transfers to other divisions	(305)	(54)	(365)	(59)

Net increase (decrease) in net assets resulting from policy transactions	7,530	3,101	3,513	1,465

Net increase (decrease) in net assets	8,311	3,034	3,918	1,453

Net Assets:
Beginning of period	3,034	—	1,453	—

End of period	$11,345	$3,034	$5,371	$1,453

Units issued during the period	8,263	2,341	3,870	1,145
Units redeemed during the period	(891)	(409)	(788)	(14)

Net units issued (redeemed) during period	7,372	1,932	3,082	1,131

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Notes to Financial Statements

Northwestern Mutual Variable Life Account

December 31, 2012

1. Organization — Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2. Significant Accounting Policies

A.	Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation — The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2012, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Policy Dividends — Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.
D.	Taxes — Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

E.	Premium Payments — For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

3. Purchases and Sales of Investments — Purchases and sales of the Funds’ shares for the year ended December 31, 2012 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$10,468	$28,146
Focused Appreciation	3,259	9,774
Large Cap Core Stock	10,314	19,586
Large Cap Blend	447	116
Index 500 Stock	56,257	67,886
Large Company Value	326	71
Domestic Equity	5,245	16,847
Equity Income	8,820	7,370
Mid Cap Growth Stock	10,345	36,080
Index 400 Stock	17,002	21,360
Mid Cap Value	2,099	5,434
Small Cap Growth Stock	3,076	18,696
Index 600 Stock	4,518	275
Small Cap Value	4,792	14,855
International Growth	2,634	7,865
Research International Core	8,163	702
International Equity	31,716	45,068
Emerging Markets Equity	12,840	1,067
Money Market	56,810	53,737
Short-Term Bond	4,836	1,593
Select Bond	41,753	24,714
Long-Term U.S. Government Bond	2,385	645
Inflation Protection	6,367	708
High Yield Bond	13,164	8,247

Notes to Financial Statements

Notes to Financial Statements

Division	Purchases	Sales
Multi-Sector Bond	$13,454	$877
Commodities Return Strategy	6,730	713
Balanced	15,106	29,273
Asset Allocation	905	4,959
Fidelity VIP Mid Cap	13,600	12,591
Fidelity VIP Contrafund	13,205	833
Neuberger Berman AMT Socially Responsive	1,077	197
Russell Multi-Style Equity	4,819	22,408
Russell Aggressive Equity	2,282	10,511
Russell Non-U.S.	3,984	13,594
Russell Core Bond	10,783	10,858
Russell Global Real Estate Securities	15,448	14,284
Russell LifePoints Moderate Strategy	1,888	143
Russell LifePoints Balanced Strategy	5,328	331
Russell LifePoints Growth Strategy	8,156	487
Russell LifePoints Equity Growth Strategy	4,101	527

4. Expenses and Related Party Transactions — A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and expense risk charges in the accompanying financial statements.

A deduction for the mortality and expense risks for Variable Executive Life policies is determined monthly at an annual rate of 0.60% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.17% thereafter for policies with the Cash Value Amendment, or 0.15% thereafter for policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies is determined monthly at an annual rate of 0.10% of the amounts invested in the Account for the Policy. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies the cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit among other charges which are detailed in the Prospectus.

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies as well as the noted additional mortality costs and additional deductions are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5. Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (1)
Growth Stock
Year Ended 12/31/12	92,840	$2.690097 to $36.785012	$284,588	0.57%	0.10% to 0.60%	12.32%	to	12.94%
Year Ended 12/31/11	97,893	2.392591 to 32.569595	269,305	0.78	0.10 to 0.60	(1.84)	to	(1.30)
Year Ended 12/31/10	101,987	2.434967 to 32.998214	288,701	0.82	0.10 to 0.60	11.76	to	12.37
Year Ended 12/31/09	106,648	2.176678 to 29.365924	275,067	1.16	0.10 to 0.60	36.42	to	37.17
Year Ended 12/31/08	108,071	1.594004 to 21.408736	198,816	1.06	0.10 to 0.60	(39.19)	to	(38.86)
Focused Appreciation
Year Ended 12/31/12	36,929	$2.245328 to $23.543734	$96,087	0.27%	0.10% to 0.60%	19.48%	to	20.14%
Year Ended 12/31/11	39,237	1.877354 to 19.596705	85,938	0.18	0.10 to 0.60	(6.61)	to	(6.10)
Year Ended 12/31/10	41,221	2.008299 to 20.869750	97,863	0.00	0.10 to 0.60	8.73	to	9.33
Year Ended 12/31/09	40,615	1.845162 to 19.088595	87,828	0.00	0.10 to 0.60	41.70	to	42.47
Year Ended 12/31/08	38,427	1.300904 to 13.397864	59,135	0.35	0.10 to 0.60	(40.34)	to	(40.01)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (1)
Large Cap Core Stock
Year Ended 12/31/12	75,256	$2.155410 to $29.198468	$191,903	1.20%	0.10% to 0.60%	11.02%	to	11.63%
Year Ended 12/31/11	78,553	1.939589 to 26.156583	182,605	1.14	0.10 to 0.60	(1.75)	to	(1.21)
Year Ended 12/31/10	80,904	1.972165 to 26.477036	192,996	1.20	0.10 to 0.60	12.29	to	12.91
Year Ended 12/31/09	83,903	1.754516 to 23.449551	177,955	1.84	0.10 to 0.60	28.63	to	29.33
Year Ended 12/31/08	85,074	1.362693 to 18.131181	138,236	1.62	0.10 to 0.60	(39.08)	to	(38.74)
Large Cap Blend
Year Ended 12/31/12	3,025	$1.080633 to $ 9.155103	$3,615	0.92%	0.10% to 0.60%	14.57%	to	15.20%
Period Ended 12/31/11 (3)	3,204	0.942304 to 7.947227	3,113	2.05	0.10 to 0.60	(5.82)	to	(5.56)
Index 500 Stock
Year Ended 12/31/12	207,627	$3.043500 to $69.136117	$785,534	1.77%	0.10% to 0.60%	15.12%	to	15.76%
Year Ended 12/31/11	214,351	2.641136 to 59.726031	713,800	1.66	0.10 to 0.60	1.39	to	1.95
Year Ended 12/31/10	220,539	2.602259 to 58.583796	730,891	2.02	0.10 to 0.60	14.27	to	14.89
Year Ended 12/31/09	227,457	2.275083 to 50.989051	655,118	2.82	0.10 to 0.60	25.71	to	26.40
Year Ended 12/31/08	229,493	1.808068 to 40.340674	525,673	2.26	0.10 to 0.60	(37.29)	to	(36.94)
Large Company Value
Year Ended 12/31/12	2,300	$1.120811 to $ 9.343226	$3,112	1.90%	0.10% to 0.60%	15.83%	to	16.47%
Period Ended 12/31/11 (3)	2,622	0.966635 to 8.021755	2,593	4.57	0.10 to 0.60	(3.38)	to	(3.12)
Domestic Equity
Year Ended 12/31/12	80,040	$1.419182 to $15.037814	$134,628	2.16%	0.10% to 0.60%	13.72%	to	14.35%
Year Ended 12/31/11	88,764	1.246743 to 13.151218	131,130	2.09	0.10 to 0.60	0.36	to	0.91
Year Ended 12/31/10	90,355	1.241092 to 13.033112	134,632	2.28	0.10 to 0.60	13.99	to	14.62
Year Ended 12/31/09	90,798	1.087659 to 11.370681	119,939	3.49	0.10 to 0.60	28.81	to	29.52
Year Ended 12/31/08	88,942	0.843525 to 8.778981	91,308	2.91	0.10 to 0.60	(38.83)	to	(38.49)
Equity Income
Year Ended 12/31/12	41,046	$1.864547 to $19.550985	$90,300	1.53%	0.10% to 0.60%	16.59%	to	17.23%
Year Ended 12/31/11	40,660	1.597678 to 16.677245	76,853	1.50	0.10 to 0.60	(1.46)	to	(0.92)
Year Ended 12/31/10	38,980	1.619759 to 16.832155	73,840	1.70	0.10 to 0.60	14.70	to	15.33
Year Ended 12/31/09	37,014	1.410806 to 14.595160	61,572	2.93	0.10 to 0.60	23.90	to	24.58
Year Ended 12/31/08	34,561	1.137525 to 11.715261	46,210	0.03	0.10 to 0.60	(36.16)	to	(35.81)
Mid Cap Growth Stock
Year Ended 12/31/12	113,740	$2.733618 to $75.402575	$374,598	0.12%	0.10% to 0.60%	11.35%	to	11.97%
Year Ended 12/31/11	121,498	2.452507 to 67.344023	358,497	0.23	0.10 to 0.60	(6.69)	to	(6.18)
Year Ended 12/31/10	127,814	2.625759 to 71.778944	404,074	0.28	0.10 to 0.60	23.18	to	23.86
Year Ended 12/31/09	135,424	2.129518 to 57.953082	348,854	0.28	0.10 to 0.60	31.37	to	32.09 (2)
Year Ended 12/31/08	137,949	1.619377 to 43.872392	269,129	0.30	0.10 to 0.60	(40.41)	to	(40.08)
Index 400 Stock
Year Ended 12/31/12	72,346	$2.643527 to $29.923387	$213,744	0.91%	0.10% to 0.60%	17.00%	to	17.64%
Year Ended 12/31/11	77,580	2.257202 to 25.435391	195,635	0.86	0.10 to 0.60	(2.46)	to	(1.92)
Year Ended 12/31/10	80,664	2.311836 to 25.934506	208,521	1.09	0.10 to 0.60	25.60	to	26.29
Year Ended 12/31/09	84,846	1.838809 to 20.535699	177,545	1.82	0.10 to 0.60	36.25	to	37.00
Year Ended 12/31/08	87,209	1.348229 to 14.989442	134,400	1.54	0.10 to 0.60	(36.63)	to	(36.28)
Mid Cap Value
Year Ended 12/31/12	17,177	$2.019864 to $21.179677	$39,331	1.34%	0.10% to 0.60%	15.93%	to	16.57%
Year Ended 12/31/11	18,430	1.740555 to 18.168731	37,334	1.74	0.10 to 0.60	(1.15)	to	(0.61)
Year Ended 12/31/10	19,018	1.759035 to 18.279525	39,839	1.41	0.10 to 0.60	19.27	to	19.93
Year Ended 12/31/09	18,679	1.473346 to 15.242180	31,825	1.20	0.10 to 0.60	22.56	to	23.24
Year Ended 12/31/08	18,377	1.200893 to 12.367958	25,466	0.00	0.10 to 0.60	(35.43)	to	(35.07)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total Return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 31.27% to 31.99% for the Mid Cap Growth Stock Division, from 31.66% to 32.39% for the International Equity Division and from 0.06% to 0.61% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (1)
Small Cap Growth Stock
Year Ended 12/31/12	68,955	$2.434726 to $31.582975	$185,068	0.00%	0.10% to 0.60%	8.88%	to	9.48%
Year Ended 12/31/11	74,363	2.233915 to 28.847575	183,624	0.35	0.10 to 0.60	(3.31)	to	(2.78)
Year Ended 12/31/10	78,328	2.308077 to 29.671998	201,112	0.75	0.10 to 0.60	25.16	to	25.85
Year Ended 12/31/09	81,371	1.842237 to 23.577314	166,342	0.28	0.10 to 0.60	30.46	to	31.17
Year Ended 12/31/08	82,700	1.410759 to 17.974245	128,895	0.17	0.10 to 0.60	(44.18)	to	(43.87)
Index 600 Stock
Year Ended 12/31/12	4,910	$1.081019 to $11.903891	$6,206	3.11%	0.10% to 0.60%	15.16%	to	15.80%
Period Ended 12/31/11 (3)	1,384	0.937768 to 10.280016	1,719	2.07	0.10 to 0.60	(6.27)	to	(6.01)
Small Cap Value
Year Ended 12/31/12	50,988	$2.438620 to $ 25.839588	$143,973	0.37%	0.10% to 0.60%	15.69%	to	16.33%
Year Ended 12/31/11	55,277	2.105813 to 22.212770	134,980	0.60	0.10 to 0.60	(1.90)	to	(1.36)
Year Ended 12/31/10	57,649	2.144514 to 22.519799	144,009	1.09	0.10 to 0.60	21.28	to	21.95
Year Ended 12/31/09	58,899	1.766442 to 18.466637	122,050	0.85	0.10 to 0.60	27.48	to	28.18
Year Ended 12/31/08	59,740	1.384260 to 14.406429	97,357	0.34	0.10 to 0.60	(28.53)	to	(28.13)
International Growth
Year Ended 12/31/12	44,792	$1.616718 to $ 17.130842	$82,841	1.33%	0.10% to 0.60%	17.34%	to	17.99%
Year Ended 12/31/11	48,394	1.376437 to 14.519220	76,140	1.13	0.10 to 0.60	(13.64)	to	(13.17)
Year Ended 12/31/10	49,762	1.592294 to 16.720938	94,974	0.92	0.10 to 0.60	15.79	to	16.43
Year Ended 12/31/09	47,784	1.373759 to 14.361577	76,761	0.66	0.10 to 0.60	22.49	to	23.16
Year Ended 12/31/08	46,945	1.120404 to 11.660588	61,590	1.52	0.10 to 0.60	(46.48)	to	(46.19)
Research International Core
Year Ended 12/31/12	10,388	$0.975017 to $ 9.205651	$12,233	1.72%	0.10% to 0.60%	16.12%	to	16.76%
Period Ended 12/31/11 (3)	3,559	0.838851 to 7.884380	3,688	4.07	0.10 to 0.60	(16.16)	to	(15.93)
International Equity
Year Ended 12/31/12	147,013	$2.943691 to $ 4.474566	$504,481	2.59%	0.10% to 0.60%	20.85%	to	21.52%
Year Ended 12/31/11	154,709	2.433405 to 3.682261	438,760	2.10	0.10 to 0.60	(10.59)	to	(10.10)
Year Ended 12/31/10	159,931	2.718891 to 4.095847	508,723	3.01	0.10 to 0.60	7.08	to	7.67
Year Ended 12/31/09	164,503	2.536491 to 3.803991	489,245	4.66	0.10 to 0.60	32.38	to	33.11 (2)
Year Ended 12/31/08	163,327	1.914107 to 2.857743	368,042	2.67	0.10 to 0.60	(44.09)	to	(43.78)
Emerging Markets Equity
Year Ended 12/31/12	19,140	$0.963548 to $ 11.369632	$21,469	0.15%	0.10% to 0.60%	18.18%	to	18.83%
Period Ended 12/31/11 (3)	7,995	0.814525 to 9.567929	7,498	2.54	0.10 to 0.60	(18.59)	to	(18.36)
Money Market
Year Ended 12/31/12	84,564	$1.549943 to $ 41.497953	$169,940	0.14%	0.10% to 0.60%	(0.41%)	to	0.15%
Year Ended 12/31/11	85,415	1.554696 to 41.437528	166,908	0.14	0.10 to 0.60	(0.41)	to	0.14
Year Ended 12/31/10	86,934	1.559508 to 41.380226	169,116	0.29	0.10 to 0.60	(0.25)	to	0.29
Year Ended 12/31/09	96,331	1.561917 to 41.258586	188,748	0.75	0.10 to 0.60	0.21	to	0.76 (2)
Year Ended 12/31/08	94,558	1.557129 to 40.947848	177,934	2.65	0.10 to 0.60	2.20	to	2.76
Short-Term Bond
Year Ended 12/31/12	5,895	$1.009629 to $ 12.076410	$6,960	1.43%	0.10% to 0.60%	1.51%	to	2.07%
Period Ended 12/31/11 (3)	3,159	0.993622 to 11.832025	3,681	4.36	0.10 to 0.60	(0.69)	to	(0.42)
Select Bond
Year Ended 12/31/12	78,962	$2.609587 to $204.702189	$268,074	2.69%	0.10% to 0.60%	4.39%	to	4.96%
Year Ended 12/31/11	77,091	2.497424 to 195.021673	251,418	3.32	0.10 to 0.60	6.58	to	7.16
Year Ended 12/31/10	78,164	2.341027 to 181.992325	238,805	3.75	0.10 to 0.60	6.00	to	6.59
Year Ended 12/31/09	78,213	2.206231 to 170.745431	223,452	5.05	0.10 to 0.60	8.77	to	9.37
Year Ended 12/31/08	72,690	2.026282 to 156.116892	191,100	4.60	0.10 to 0.60	2.69	to	3.26
Long-Term U.S. Government Bond
Year Ended 12/31/12	4,651	$1.289646 to $ 17.875038	$7,933	1.85%	0.10% to 0.60%	3.18%	to	3.75%
Period Ended 12/31/11 (3)	3,537	1.248644 to 17.228764	6,776	8.82	0.10 to 0.60	24.80	to	25.15

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total Return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 31.27% to 31.99% for the Mid Cap Growth Stock Division, from 31.66% to 32.39% for the International Equity Division and from 0.06% to 0.61% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (1)
Inflation Protection
Year Ended 12/31/12	7,780	$1.136621 to $ 14.701699	$10,670	2.68%	0.10% to 0.60%	6.76% to 7.35%
Period Ended 12/31/11 (3)	3,641	1.063572 to 13.694886	4,815	0.03	0.10 to 0.60	6.30 to 6.60
High Yield Bond
Year Ended 12/31/12	28,781	$3.143457 to $ 41.068270	$106,270	6.24%	0.10% to 0.60%	13.26% to 13.89%
Year Ended 12/31/11	29,124	2.772582 to 36.059875	94,728	6.97	0.10 to 0.60	4.02 to 4.59
Year Ended 12/31/10	29,475	2.662698 to 34.475967	92,381	7.13	0.10 to 0.60	13.93 to 14.56
Year Ended 12/31/09	30,444	2.334783 to 30.094875	84,272	8.96	0.10 to 0.60	44.60 to 45.39
Year Ended 12/31/08	29,285	1.613065 to 20.699102	55,203	8.18	0.10 to 0.60	(21.78) to (21.35)
Multi-Sector Bond
Year Ended 12/31/12	14,697	$1.161278 to $ 15.698283	$18,872	0.46%	0.10% to 0.60%	14.31% to 14.94%
Period Ended 12/31/11 (3)	4,150	1.014872 to 13.657358	4,850	16.21	0.10 to 0.60	1.44 to 1.71
Commodities Return Strategy
Year Ended 12/31/12	1,228	$7.880392 to $ 8.629822	$10,797	0.00%	0.10% to 0.60%	(2.89%) to (2.35%)
Period Ended 12/31/11 (3)	557	8.070260 to 8.877726	5,100	0.00	0.10 to 0.60	(11.27) to (11.02)
Balanced
Year Ended 12/31/12	57,330	$2.839508 to $153.677764	$331,081	1.17%	0.10% to 0.60%	9.09% to 9.69%
Year Ended 12/31/11	61,456	2.600265 to 140.096515	318,825	2.75	0.10 to 0.60	1.55 to 2.11
Year Ended 12/31/10	63,195	2.557927 to 137.200077	323,249	2.12	0.10 to 0.60	11.34 to 11.96
Year Ended 12/31/09	65,258	2.295052 to 122.549243	299,014	4.56	0.10 to 0.60	20.77 to 21.43
Year Ended 12/31/08	67,009	1.898456 to 100.918470	254,821	1.30	0.10 to 0.60	(23.15) to (22.72)
Asset Allocation
Year Ended 12/31/12	20,120	$1.576122 to $ 16.700324	$39,573	0.23%	0.10% to 0.60%	10.41% to 11.02%
Year Ended 12/31/11	22,441	1.426114 to 15.042893	39,577	2.41	0.10 to 0.60	(0.62) to (0.08)
Year Ended 12/31/10	22,865	1.433617 to 15.054442	40,860	2.92	0.10 to 0.60	12.39 to 13.01
Year Ended 12/31/09	23,519	1.274289 to 13.321541	37,345	3.04	0.10 to 0.60	26.40 to 27.09
Year Ended 12/31/08	23,518	1.007179 to 10.482012	28,949	2.95	0.10 to 0.60	(30.51) to (30.13)
Fidelity VIP Mid Cap
Year Ended 12/31/12	38,312	$2.835677 to $ 29.733518	$128,384	0.39%	0.10% to 0.60%	13.93% to 14.56%
Year Ended 12/31/11	40,656	2.486413 to 25.953961	120,934	0.02	0.10 to 0.60	(11.34) to (10.85)
Year Ended 12/31/10	41,434	2.801620 to 29.113348	140,666	0.13	0.10 to 0.60	27.87 to 28.57
Year Ended 12/31/09	40,262	2.188843 to 22.643898	105,355	0.47	0.10 to 0.60	38.99 to 39.75
Year Ended 12/31/08	38,253	1.573285 to 16.202990	72,239	0.24	0.10 to 0.60	(39.94) to (39.61)
Fidelity VIP Contrafund
Year Ended 12/31/12	16,353	$1.067828 to $ 11.458810	$20,234	1.49%	0.10% to 0.60%	15.50% to 16.14%
Period Ended 12/31/11 (3)	5,922	0.923581 to 9.866342	6,530	2.81	0.10 to 0.60	(7.69) to (7.43)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/12	1,241	$1.005443 to $ 10.715212	$1,683	0.25%	0.10% to 0.60%	10.37% to 10.98%
Period Ended 12/31/11 (3)	606	0.910063 to 9.655117	688	0.90	0.10 to 0.60	(9.04) to (8.79)
Russell Multi-Style Equity
Year Ended 12/31/12	126,018	$1.101694 to $ 12.171877	$162,081	1.12%	0.10% to 0.60%	15.05% to 15.69%
Year Ended 12/31/11	139,483	0.956587 to 10.521100	157,923	0.97	0.10 to 0.60	(2.08) to (1.55)
Year Ended 12/31/10	145,784	0.975990 to 10.686543	173,508	0.91	0.10 to 0.60	15.82 to 16.46
Year Ended 12/31/09	155,703	0.841815 to 9.176223	161,462	1.34	0.10 to 0.60	30.68 to 31.40
Year Ended 12/31/08	158,057	0.643528 to 6.983334	128,007	1.44	0.10 to 0.60	(40.89) to (40.56)
Russell Aggressive Equity
Year Ended 12/31/12	41,973	$1.684569 to $ 19.088862	$80,738	1.07%	0.10% to 0.60%	15.20% to 15.84%
Year Ended 12/31/11	46,544	1.460862 to 16.479338	77,885	0.49	0.10 to 0.60	(4.72) to (4.20)
Year Ended 12/31/10	48,091	1.531783 to 17.202203	85,253	0.47	0.10 to 0.60	24.20 to 24.88
Year Ended 12/31/09	49,083	1.232123 to 13.775086	71,135	0.53	0.10 to 0.60	30.68 to 31.39
Year Ended 12/31/08	49,040	0.941939 to 10.483725	54,462	0.87	0.10 to 0.60	(43.23) to (42.92)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (1)
Russell Non-U.S.
Year Ended 12/31/12	68,417	$1.415380 to $ 15.277391	$115,667	1.77%	0.10% to 0.60%	19.16% to 19.81%
Year Ended 12/31/11	74,999	1.186647 to 12.750860	107,050	1.66	0.10 to 0.60	(13.36) to (12.88)
Year Ended 12/31/10	77,992	1.368210 to 14.635995	131,861	0.93	0.10 to 0.60	10.81 to 11.42
Year Ended 12/31/09	80,748	1.233456 to 13.135524	124,379	2.86	0.10 to 0.60	25.80 to 26.49
Year Ended 12/31/08	82,308	0.979547 to 10.384851	103,094	0.00	0.10 to 0.60	(42.73) to (42.41)
Russell Core Bond
Year Ended 12/31/12	34,681	$2.116915 to $22.402721	$99,933	2.33%	0.10% to 0.60%	7.78% to 8.38%
Year Ended 12/31/11	34,913	1.962151 to 20.671320	96,920	3.19	0.10 to 0.60	4.11 to 4.68
Year Ended 12/31/10	34,612	1.882787 to 19.746605	98,149	3.79	0.10 to 0.60	9.42 to 10.02
Year Ended 12/31/09	33,064	1.719005 to 17.948158	86,412	4.70	0.10 to 0.60	15.18 to 15.81
Year Ended 12/31/08	31,488	1.490991 to 15.497865	64,747	4.06	0.10 to 0.60	(4.09) to (3.57)
Russell Global Real Estate Securities
Year Ended 12/31/12	37,370	$3.553123 to $37.550773	$152,571	5.00%	0.10% to 0.60%	26.86% to 27.56%
Year Ended 12/31/11	38,799	2.798128 to 29.438654	124,861	2.25	0.10 to 0.60	(7.56) to (7.05)
Year Ended 12/31/10	39,697	3.023867 to 31.671345	139,710	2.23	0.10 to 0.60	22.25 to 22.92
Year Ended 12/31/09	39,114	2.471078 to 25.765834	113,878	4.65	0.10 to 0.60	28.24 to 28.94
Year Ended 12/31/08	37,643	1.925035 to 19.982226	85,950	1.92	0.10 to 0.60	(37.03) to (36.68)
Russell LifePoints Moderate Strategy
Year Ended 12/31/12	1,505	$1.062654 to $12.706153	$2,139	3.29%	0.10% to 0.60%	10.46% to 11.07%
Period Ended 12/31/11 (3)	320	0.961095 to 11.440046	332	3.14	0.10 to 0.60	(3.94) to (3.67)
Russell LifePoints Balanced Strategy
Year Ended 12/31/12	7,167	$1.048620 to $11.789785	$9,673	2.60%	0.10% to 0.60%	12.34% to 12.96%
Period Ended 12/31/11 (3)	3,296	0.932549 to 10.437591	4,082	3.47	0.10 to 0.60	(6.79) to (6.53)
Russell LifePoints Growth Strategy
Year Ended 12/31/12	9,304	$1.030529 to $10.802768	$11,345	2.26%	0.10% to 0.60%	13.59% to 14.22%
Period Ended 12/31/11 (3)	1,932	0.906329 to 9.458077	3,034	3.58	0.10 to 0.60	(9.41) to (9.16)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/12	4,213	$1.023971 to $ 9.799317	$5,371	1.87%	0.10% to 0.60%	15.04% to 15.68%
Period Ended 12/31/11 (3)	1,131	0.889198 to 8.471141	1,453	3.08	0.10 to 0.60	(11.12) to (10.88)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

6. Subsequent Event — Northwestern Mutual is in the process of filing an application with the Securities and Exchange Commission (the “SEC”) seeking approval to substitute an unaffiliated mutual fund for the Commodities Return Strategy Portfolio (the “Commodities Portfolio”) as an investment option under the variable life insurance contracts issued by Northwestern Mutual (the “Substitution”). The date for completing the Substitution is subject to SEC approval which has not yet been received. The Commodities Portfolio is expected to dissolve immediately following the date of the Substitution. Northwestern Mutual or its affiliates will bear all expenses incurred in connection with the Substitution.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Policyowners of the Northwestern Mutual Variable Life Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Northwestern Mutual Variable Life Account and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Commodities Return Strategy Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division at December 31, 2012, and the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2012 by correspondence with Northwestern Mutual Series Fund, Inc., Neuberger Berman Advisers Management Trust, Fidelity Variable Insurance Products and the Russell Investment Funds, provide a reasonable basis for our opinion.

February 28, 2013

Report of Independent Registered Public Accounting Firm

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

The Northwestern Mutual Life Insurance Company

Consolidated Financial Statements

December 31, 2012, 2011 and 2010

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

	December 31,
	2012	2011
Assets:
Bonds	$114,524	$103,753
Mortgage loans	24,346	22,804
Policy loans	15,789	15,147
Common and preferred stocks	4,266	7,420
Real estate	1,304	1,632
Other investments	11,356	11,047
Cash and temporary investments	2,393	2,421

Total investments	173,978	164,224
Due and accrued investment income	1,819	1,806
Net deferred tax assets	2,556	2,356
Deferred premium and other assets	2,721	2,603
Separate account assets	21,376	18,697

Total assets	$202,450	$189,686

Liabilities and surplus:
Reserves for policy benefits	$149,599	$140,917
Policyowner dividends payable	5,041	4,976
Interest maintenance reserve	1,224	1,112
Asset valuation reserve	3,216	3,349
Income taxes payable	507	605
Other liabilities	5,311	5,217
Separate account liabilities	21,376	18,697

Total liabilities	186,274	174,873

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	14,426	13,063

Total surplus	16,176	14,813

Total liabilities and surplus	$202,450	$189,686

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the year ended December 31,
	2012	2011	2010
Revenue:
Premiums	$15,394	$14,618	$14,252
Net investment income	8,677	8,439	8,306
Other income	550	538	551

Total revenue	24,621	23,595	23,109

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,302	7,074	6,876
Net additions to policy benefit reserves	8,561	7,949	7,950
Net transfers to separate accounts	492	481	382

Total benefits	16,355	15,504	15,208

Commissions and operating expenses	2,609	2,437	2,320

Total benefits and expenses	18,964	17,941	17,528

Gain from operations before dividends and taxes	5,657	5,654	5,581

Policyowner dividends	5,045	4,973	4,861

Gain from operations before taxes	612	681	720
Income tax expense (benefit)	37	6	(224)

Net gain from operations	575	675	944
Net realized capital gains (losses)	208	(30)	(188)

Net income	$783	$645	$756

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010

Beginning of year balance	$14,813	$14,385	$12,403

Net income	783	645	756

Change in net unrealized capital gains (losses)	379	(213)	1,278

Change in net deferred tax assets	315	242	(119)

Change in nonadmitted assets and other	(173)	(142)	(407)

Change in asset valuation reserve	133	(99)	(1,407)

Change in reserve valuation basis	(59)	-	131

Surplus note issuance	-	-	1,750

Change in accounting principle	(15)	(5)	-

Net increase in surplus	1,363	428	1,982

End of year balance	$16,176	$14,813	$14,385

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Premiums and other income received	$11,211	$10,529	$10,169
Investment income received	8,901	8,537	8,309
Benefit payments to policyowners and beneficiaries	(7,702)	(7,336)	(7,206)
Net transfers to separate accounts	(474)	(459)	(355)
Commissions, expenses and taxes paid	(3,118)	(2,607)	(1,988)

Net cash provided by operating activities	8,818	8,664	8,929

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	52,715	44,677	37,109
Common and preferred stocks	7,360	8,618	7,301
Mortgage loans	3,581	2,974	3,190
Real estate	785	151	138
Other investments	1,733	1,725	1,453

	66,174	58,145	49,191

Cost of investments acquired:
Bonds	63,083	51,051	42,791
Common and preferred stocks	3,801	7,040	8,970
Mortgage loans	5,129	4,485	3,488
Real estate	192	233	247
Other investments	1,731	2,127	2,350

	73,936	64,936	57,846

Disbursement of policy loans, net of repayments	642	674	755

Net cash applied to investing activities	(8,404)	(7,465)	(9,410)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	-	1,750
Net inflows (outflows) on deposit-type contracts	113	(154)	56
Other cash applied	(555)	(552)	(2,007)

Net cash applied to financing and miscellaneous sources	(442)	(706)	(201)

Net increase (decrease) in cash and temporary investments	(28)	493	(682)
Cash and temporary investments, beginning of year	2,421	1,928	2,610

Cash and temporary investments, end of year	$2,393	$2,421	$1,928

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

The Company currently utilizes permitted accounting practices for valuation of its oil and gas investments (see Note 3) and its investment in Frank Russell Company common stock (see Note 11).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set an interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 4.60% to 8.00% for loans outstanding at December 31, 2012. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $35 million and $30 million at December 31, 2012 and 2011, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $233 million and $219 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for IT equipment and software totaled $67 million, $71 million and $80 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2012, 2011 and 2010.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include currency translation adjustments or foreign-denominated bonds and changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2012 through February 27, 2013, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2012 have occurred that are material to the Company’s financial position at that date or the results of its operations for the periods then ended. On January 23, 2013 the Company announced prospective amendments to its employee defined benefit and employee postretirement benefit plans that will have material effects on its accounting for these plans beginning in 2013. See Note 8 for more information regarding these plan amendments.

Reclassifications

Certain amounts in prior year financial statements balances and footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

bonds.

Statement value and fair value of bonds at December 31, 2012 and 2011, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2012	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,203	$1,393	$(1)	$8,595
States, territories and possessions	677	135	-	812
Special revenue and assessments	24,183	1,375	(10)	25,548
All foreign governments	326	66	-	392
Hybrid securities	450	35	(36)	449
Industrial and miscellaneous	81,685	9,009	(212)	90,482

Total bonds	$114,524	$12,013	$(259)	$126,278

December 31, 2011	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,444	$1,370	$-	$8,814
States, territories and possessions	739	55	(4)	790
Special revenue and assessments	20,489	1,298	(16)	21,771
All foreign governments	353	61	-	414
Hybrid securities	559	22	(81)	500
Industrial and miscellaneous	74,169	6,556	(755)	79,970

Total bonds	$103,753	$9,362	$(856)	$112,259

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” bond category consists primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value of bonds by NAIC rating category at December 31, 2012 and 2011 was as follows:

December 31, 2012	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,203	$-	$-	$-	$-	$-	$7,203
States, territories and possessions	677	-	-	-	-	-	677
Special revenue and assessments	24,080	28	31	44	-	-	24,183
All foreign governments	300	26	-	-	-	-	326
Hybrid securities	144	208	42	56	-	-	450
Industrial and miscellaneous	36,839	34,676	5,015	3,628	1,370	157	81,685

Total bonds	$69,243	$34,938	$5,088	$3,728	$1,370	$157	$114,524

December 31, 2011	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,444	$-	$-	$-	$-	$-	$7,444
States, territories and possessions	719	20	-	-	-	-	739
Special revenue and assessments	20,445	11	33	-	-	-	20,489
All foreign governments	327	26	-	-	-	-	353
Hybrid securities	236	224	86	8	-	5	559
Industrial and miscellaneous	34,351	30,135	4,590	3,301	1,586	206	74,169

Total bonds	$63,522	$30,416	$4,709	$3,309	$1,586	$211	$103,753

Based on statement value, 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., was rated as “investment grade”) by the NAIC at each of December 31, 2012 and 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value and fair value of bonds by contractual maturity at December 31, 2012 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)
Due in one year or less	$2,454	$2,510
Due after one year through five years	26,466	28,460
Due after five years through ten years	35,269	39,335
Due after ten years	19,192	23,194

	83,381	93,499
Structured securities	31,143	32,779

Total bonds	$114,524	$126,278

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2012 and 2011, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2012	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$22,738	$23,783	$-	$-	$22,738	$23,783
Other prime	289	304	9	8	298	312
Other below-prime	163	167	41	42	204	209
Commercial mortgage-backed:
Government agencies	414	454	-	-	414	454
Conduit	1,902	2,003	136	97	2,038	2,100
Re-REMIC	514	561	31	32	545	593
Collateralized debt obligations	21	18	19	12	40	30
Other commercial mortgage-backed	61	70	9	8	70	78
Other asset-backed	4,594	5,015	202	205	4,796	5,220

Total structured securities	$30,696	$32,375	$447	$404	$31,143	$32,779

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

December 31, 2011	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$19,398	$20,589	$-	$-	$19,398	$20,589
Other prime	850	876	7	6	857	882
Other below-prime	314	305	70	58	384	363
Commercial mortgage-backed:
Government agencies	605	650	-	-	605	650
Conduit	2,211	2,304	238	141	2,449	2,445
Re-REMIC	343	367	54	51	397	418
Collateralized debt obligations	28	24	21	11	49	35
Other commercial mortgage-backed	67	74	7	7	74	81
Other asset-backed	4,529	4,934	465	497	4,994	5,431

Total structured securities	$28,345	$30,123	$862	$771	$29,207	$30,894

Based on statement value, 99% and 97% of the Company’s structured securities portfolio was rated as investment grade at December 31, 2012 and 2011, respectively.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,092	$372	$1,556	$2,760	$6,780
Office	2,292	416	1,599	3,057	7,364
Retail	2,368	649	2,110	1,892	7,019
Warehouse/Industrial	468	231	493	1,083	2,275
Other	205	143	299	261	908

Total	$7,425	$1,811	$6,057	$9,053	$24,346

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$1,995	$353	$1,456	$2,675	$6,479
Office	2,076	482	1,703	2,327	6,588
Retail	2,190	475	1,690	1,834	6,189
Warehouse/Industrial	464	368	515	1,263	2,610
Other	178	146	389	225	938

Total	$6,903	$1,824	$5,753	$8,324	$22,804

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The statement value of mortgage loans by contractual maturity at December 31, 2012 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
(in millions)
Due in one year or less	$1,606
Due after one year through two years	1,262
Due after two years through five years	6,304
Due after five years through eight years	6,134
Due after eight years	9,040

$24,346

The maximum and minimum interest rates for mortgage loans originated during 2012 were 6.00% and 3.50%, respectively, while these rates during 2011 were 8.50% and 3.83%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2012 and 2011 was 60% and 59%, respectively, with a maximum of 100% for any single loan during each of 2012 and 2011. Mortgage loans that were refinanced at market rates to existing borrowers represented $1.1 billion and $0.8 billion of new loan originations for the years ended December 31, 2012 and 2011, respectively. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2012 and 2011, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 57% and 59%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2012 and 2011 was as follows:

December 31, 2012	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,476	$4,485	$562	$257	$6,780
Office	2,175	4,513	626	50	7,364
Retail	1,607	4,876	497	39	7,019
Warehouse/Industrial	464	1,017	728	66	2,275
Other	127	635	74	72	908

Total	$5,849	$15,526	$2,487	$484	$24,346

December 31, 2011	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,478	$3,869	$1,022	$110	$6,479
Office	2,096	3,256	1,048	188	6,588
Retail	1,436	3,743	950	60	6,189
Warehouse/Industrial	490	997	937	186	2,610
Other	169	537	184	48	938

Total	$5,669	$12,402	$4,141	$592	$22,804

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was$104 million and $242 million at December 31, 2012 and 2011, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $9 million, $0 and $2 million of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had $68 million and $34 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowances at either December 31, 2012 or 2011.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with$3.6 billion and $6.6 billion of common stock included in the consolidated statements of financial position at December 31, 2012 and 2011, respectively. The statutory basis of accounting permits fair value for common stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for publicly-traded common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) or internally-developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. Common and preferred stocks as reported in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

consolidated statements of financial position do not include $7 million and $8 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. See Note 11 regarding the Company’s investment in Frank Russell Company common stock and Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2012 and 2011, the consolidated statements of financial position included $657 million and $785 million, respectively, of preferred stocks. The statutory basis of accounting permits fair value for preferred stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income (for multi-family residential properties) or the present value of estimated future cash flow (for other commercial properties).

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$182	$28	$35	$235	$480
Office	67	358	145	22	592
Warehouse/Industrial	11	-	-	164	175
Other	52	-	5	-	57

Total	$312	$386	$185	$421	$1,304

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$218	$73	$9	$240	$540
Office	82	412	147	172	813
Warehouse/Industrial	11	-	48	164	223
Other	51	-	5	-	56

Total	$362	$485	$209	$576	$1,632

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $247 million and $255 million at December 31, 2012 and 2011, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
	(in millions)
Securities partnerships and LLCs	$4,362	$4,273
Bonds	2,129	1,123
Real estate JVs, partnerships and LLCs	1,876	1,780
Real estate	905	1,043
Common and preferred stocks	604	996
Low income housing tax credit properties	412	405
Leveraged leases	276	276
Cash and temporary investments	168	735
Derivative instruments	106	156
Oil and gas investments	34	44
Other assets, net	484	216

Total	$11,356	$11,047

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was$5.9 billion at each of December 31, 2012 and 2011. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position does not include $79 million and $55 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. For securities partnerships and LLCs, bonds, common and preferred stocks, cash and temporary investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization.

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Net Investment Income

The sources of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$5,398	$5,382	$5,366
Mortgage loans	1,453	1,336	1,317
Policy loans	1,056	1,068	1,017
Common and preferred stocks	226	246	227
Real estate	195	235	210
Derivative instruments	29	26	24
Other investments	653	545	571
Amortization of IMR	189	119	37

Gross investment income	9,199	8,957	8,769
Less: investment expenses	522	518	463

Net investment income	$8,677	$8,439	$8,306

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012			For the year ended December 31, 2011			For the year ended December 31, 2010
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$786	$(397)	$389	$988	$(277)	$711	$766	$(711)	$55
Common and preferred stocks	756	(361)	395	884	(514)	370	581	(285)	296
Mortgage loans	-	(9)	(9)	2	(1)	1	-	(32)	(32)
Real estate	375	(69)	306	66	(4)	62	54	(9)	45
Other investments	237	(315)	(78)	318	(595)	(277)	413	(535)	(122)

Subtotal	$2,154	$(1,151)	1,003	$2,258	$(1,391)	867	$1,814	$(1,572)	242

Less: IMR gains (before taxes)			463			645			396
Less: Capital gains tax			332			252			34

Net realized capital gains (losses)			$208			$(30)			$(188)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $41 billion, $34 billion and $24 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value has been less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on appraisal of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
	(in millions)
Bonds, common and preferred stocks:
Structured securities	$(36)	$(37)	$(259)
Financial services	(42)	(38)	(65)
Consumer discretionary	(26)	(23)	(39)
Industrials	(35)	(7)	(24)
Energy	(30)	(22)	(4)
Other	(30)	(13)	(1)

Subtotal	(199)	(140)	(392)

Other investments:
Real estate and RE funds	(59)	(49)	(67)
Mortgage loans	(9)	-	(32)
Securities partnerships	-	-	(5)
Energy and transportation	-	(30)	-

Subtotal	(68)	(79)	(104)

Total	$(267)	$(219)	$(496)

In addition to the realized capital losses above, $42 million, $30 million and $23 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2012, 2011 and 2010, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2012, 2011 and 2010, including the circumstances of the adjustment, were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Intent to sell	$-	$-	$(45)

Present value of cash flows expected to be collected is less than amortized cost basis	(36)	(37)	(214)

	$(36)	$(37)	$(259)

At December 31, 2012, the Company continued to hold structured securities with aggregate statement values and fair values of $103 million and $108 million, respectively, for which other-than-temporary valuation adjustments totaling$243 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$165	$(89)	$(16)
Common and preferred stocks	10	(550)	1,286
Other investments	279	248	359

	454	(391)	1,629
Change in deferred taxes	(75)	178	(351)

Change in net unrealized capital gains (losses)	$379	$(213)	$1,278

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other investments. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2012, 2011 and 2010 included $(323) million, $(204) million and $(265) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had declined and remained below cost at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$5,388	$5,296	$(92)	$1,513	$1,198	$(315)
Common and preferred stocks	326	303	(23)	380	315	(65)

Total	$5,714	$5,599	$(115)	$1,893	$1,513	$(380)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$8,701	$8,198	$(503)	$3,134	$2,501	$(633)
Common and preferred stocks	2,034	1,786	(248)	408	303	(105)

Total	$10,735	$9,984	$(751)	$3,542	$2,804	$(738)

During 2012, the aggregate amount by which the fair value of bonds summarized above was below cost decreased, due primarily to a reduction in risk-free market interest rates and narrowing of market credit spreads. The vast majority of these bonds are current on contractual interest and principal payments and are otherwise performing according to their contractual terms at December 31, 2012. The decrease in the aggregate amount by which the fair value of common and preferred stocks was below cost was due primarily to market appreciation during 2012. Based on the results of the impairment review process described above, management considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2012 and 2011, the statement value of structured securities in an unrealized capital loss position for greater than 12 months were $219 million and $369 million, respectively, while structured securities in an unrealized capital loss position for less than 12 months were $10 million and $23 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2012 and 2011, the aggregate statement value of loaned securities was$0.8 billion and $1.2 billion, respectively, while the aggregate fair value of these loaned securities was$0.8 billion and $1.3 billion, respectively. All of the securities on loan at December 31, 2012 and 2011 were bonds.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2012 and 2011, securities lending collateral held by the Company was$0.8 billion and $1.3 billion, respectively, which is reported at amortized cost as described below. The offsetting liability of $0.8 billion and $1.3 billion, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2012 and 2011, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following table summarizes the terms of securities lending arrangements outstanding at December 31, 2012 and 2011.

	December 31,
	2012	2011
	(in millions)
Open terms	$816	$917
30 days or less	-	80
31-60 days	-	334

Total	$816	$1,331

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2012 and 2011 were as follows:

	December 31,
	2012		2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
30 days or less	$286	$286	$666	$666
31-60 days	18	18	2	2
61-90 days	60	60	67	67
91-120 days	14	14	115	115
121-180 days	110	110	61	61
181-365 days	4	4	126	127
1-2 years	244	246	176	175
2-3 years	25	25	107	102
Greater than 3 years	56	56	6	6

Total	$817	$819	$1,326	$1,321

At December 31, 2012, the consolidated statements of financial position included $365 million in bonds and $452 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2011, the consolidated statements of financial position included $848 million in bonds and $478 million in cash and temporary investments related to these collateral assets.

There were no securities on loan within the separate accounts at either December 31, 2012 or 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internally-developed pricing models.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. At December 31, 2012 and 2011, the Company held $164 million and $243 million, respectively, of collateral under these agreements. The collateral is reported as cash and temporary investments in the consolidated statements of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral reported as other liabilities.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2012, 2011 and 2010, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. Foreign exchange gains or losses on these contracts are reported as an adjustment to the cost basis of the hedged foreign investment.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to five years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to thirteen years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency futures are used to mitigate the foreign exchange risk of investments in portfolios of foreign securities. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency at a specified rate on a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $9 million during 2012 and 2011, respectively.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was$3 million and $7 million during 2012 and 2011, respectively.

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$4 million and $(1) million during 2012 and 2011, respectively.

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $17 million during 2012 and 2011, respectively.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $(18) million during 2012 and 2011, respectively.

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$10	$-	$137	$-
Interest rate swaps	52	-	-	14	-
Foreign exchange contracts:
Foreign currency swaps	999	20	(100)	22	(61)
Foreign currency covers	-	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,441	67	-	67	-
Fixed income futures	811	5	-	5	-
Foreign exchange contracts:
Foreign currency forwards	871	1	(20)	1	(20)
Foreign currency futures	3	-	-	-	-
Equity contracts:
Equity total return swaps	101	-	(1)	-	(1)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	138	-	(2)	-	(2)
Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	167	3	-	3	-

Income Generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$106	$(123)	$249	$(84)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$1,025	$11	$-	$142	$-
Interest rate swaps	52	-	-	15	-
Foreign exchange contracts:
Foreign currency swaps	937	23	(79)	40	(41)
Foreign currency covers	11	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,354	81	-	81	-
Fixed income futures	2,880	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	1,496	38	(7)	38	(7)
Equity contracts:
Equity total return swaps	20	-	-	-	-
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	201	1	(3)	1	(3)
Investment Replications:
Interest rate contracts:
Interest rate swaps	150	-	-	8	-
Fixed income futures	32	-	-	-	-
Equity contracts:
Equity total return swaps	182	2	-	2	-
Equity index futures	-	-	-	-	-
Income Generation:
Equity contracts:
Written equity call options (covered)	3	-	-	-	-

Total derivatives		$156	$(89)	$327	$(51)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Prior to 2012, the Company offset the statement values for derivatives executed with the same counterparty under the same master netting agreement. As of December 31, 2012, the Company began reporting statement value on a gross basis (i.e., as other investments and other liabilities) in the consolidated statements of financial position. Derivative investments reported as other investments and other liabilities at December 31, 2011 include a $41 million reclassification to conform with the new gross basis of reporting.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	7	4
Equity contracts:
Equity total return swaps	2	33	-

Income Generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$(52)	$(83)	$29

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2011
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	51	(28)	-
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(35)	-	(7)
Fixed income futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity index futures	2	(10)	-
Credit contracts:
Purchased credit default swaps	2	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	4	8	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity index futures	-	2	-

Income Generation:
Equity contracts:
Written equity call options (covered)	15	(1)	-

Total derivatives	$(21)	$(189)	$26

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2010
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$27
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	(21)	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	7	-	(6)
Fixed income futures	36	(31)	-
Foreign exchange contracts:
Foreign currency forwards	(8)	(12)	-
Equity contracts:
Equity total return swaps	(7)	(26)	-
Equity index futures	(2)	(23)	-
Credit contracts:
Purchased credit default swaps	3	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	(3)	3	-
Equity contracts:
Equity total return swaps	25	4	(1)
Equity index futures	-	(2)	-

Income Generation:
Equity contracts:
Written equity call options (covered)	(15)	-	-

Total derivatives	$15	$(87)	$24

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Life insurance reserves	$133,545	$125,983
Annuity reserves	5,572	5,262
Disability and long-term care unpaid claims and claim reserves	4,422	4,254
Disability and long-term care active life reserves	3,538	3,009
Deposit funds	2,522	2,409

Total reserves for policy benefits	$149,599	$140,917

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2012, the Company had $1.4 trillion of total life insurance in force, including$9.0 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality components of the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued during 2006 and 2005. This change in reserve valuation basis resulted in a $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2010.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. This testing resulted in an additional increase in certain life insurance reserves of $1 million, $1 million and $0 for the years ended December 31, 2012, 2011 and 2010, respectively. These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2012 and 2011, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$839	$914	$-	$-	$839	$914
- at book value less surrender charge of 5% or more	577	575	-	-	577	575
- at fair value	-	-	12,548	10,808	12,548	10,808
- at book value without adjustment	4,123	3,873	-	-	4,123	3,873
Not subject to discretionary withdrawal	2,555	2,309	3,771	3,286	6,326	5,595

Total annuity reserves and deposit liabilities	$8,094	$7,671	$16,319	$14,094	$24,413	$21,765

Asset adequacy testing resulted in an additional increase in annuity reserves of $13 million, $33 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 4.00% to 4.50%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.4 billion and $4.3 billion at December 31, 2012 and 2011, respectively. Changes in these reserves for the years ended December 31, 2012 and 2011 were as follows:

	For the year ended December 31,
	2012	2011
	(in millions)
Balance at January 1	$4,254	$4,098
Incurred related to:
Current year	647	590
Prior years	76	93

Total incurred	723	683
Paid related to:
Current year	(22)	(20)
Prior years	(533)	(507)

Total paid	(555)	(527)

Balance at December 31	$4,422	$4,254

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.00% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued from March 2002 through September 2010, minimum reserves are based on valuation interest rates of 4.00% or 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For policies issued after September 2010, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and assumptions regarding interest rates and claim costs were adjusted to reflect current expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that is reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in an additional increase in long-term care reserves of $165 million for the year ended December 31, 2012. The reserve increase was reported as an increase in reserves in the consolidated statements of operations. There were no additions to long-term care reserves related to asset adequacy testing for either of the years ended December 31, 2011 or 2010.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment, through a payment plan consisting of a series of scheduled payments or by deposit of the proceeds (if$20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). If the beneficiary does not affirmatively choose either the second or third option above, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chooses a Northwestern Access Fund account, the beneficiary receives negotiable drafts that they can use to access the balance in this account at their discretion. The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was$0.8 billion and $0.9 billion at December 31, 2012 and 2011, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2012 and 0.01% to 3.50% during 2011. The Company does not charge beneficiaries any fee to establish or maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Deferred and uncollected premiums at December 31, 2012 and 2011 were as follows:

	December 31, 2012		December 31, 2011
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$221	$84	$212	$82
Ordinary renewal	2,112	1,727	2,026	1,666

Total deferred and uncollected premiums	$2,333	$1,811	$2,238	$1,748

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2012 and 2011were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal	$4,969	$4,488	$12,548	$10,808	$17,517	$15,296
Not subject to discretionary withdrawal	-	-	3,771	3,286	3,771	3,286

Total separate account reserves	$4,969	$4,488	$16,319	$14,094	21,288	18,582

Non-policy liabilities					88	115

Total separate account liabilities					$21,376	$18,697

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2012 and 2011 was$62 million and $188 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $20 million and $19 million attributable to GMDB at December 31, 2012 and 2011, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.8 billion, $1.8 billion and $1.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statements of operations, net of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010.

	For the year ended December 31,
	2012	2011	2010
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,982	$1,909	$1,819
Transfers from separate accounts	(1,490)	(1,428)	(1,437)

Net transfers to separate accounts	$492	$481	$382

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $130 million and $145 million to the qualified employee retirement plan during the years ended December 31, 2012 and 2011, respectively.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees may pay premiums to offset a portion of the cost of the health plan.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Aggregate plan assets and projected benefit obligations of the defined benefit pension plans and postretirement benefit plans at December 31, 2012 and 2011, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets at January 1	$3,084	$2,992	$67	$73
Changes in plan assets:
Actual return on plan assets	411	20	9	-
Company contributions	130	145	-	-
Actual plan benefits paid	(80)	(73)	(6)	(6)

Fair value of plan assets at December 31	$3,545	$3,084	$70	$67

Projected benefit obligation at January 1	$3,720	$2,878	$498	$415
Changes in benefit obligation:
Service cost of benefits earned	131	100	38	26
Interest cost on projected obligations	166	164	21	23
Projected gross plan benefits paid	(97)	(89)	(24)	(23)
Projected Medicare Part D reimbursement	-	-	2	2
Experience losses	375	667	2	55

Projected benefit obligation at December 31	$4,295	$3,720	$537	$498

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one issuer not to exceed 1% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2012 and 2011 were as follows:

	2012		2011
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Bonds	34%	33%	34%	35%
Equity securities	65%	60%	65%	63%
Other investments	1%	7%	1%	2%

Total assets	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

At each of December 31, 2012 and 2011, other investments are comprised of cash and temporary investments.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases for active employees. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was$3.7 billion and $3.2 billion at December 31, 2012 and 2011, respectively.

The PBO and ABO amounts above represent the estimated future benefit obligations due to vested participants only, as required by the statutory basis of accounting as of December 31, 2012. The estimated present value of additional future obligations for participants that have not yet vested in the defined benefit plans and the postretirement benefit plans at December 31, 2012 and 2011 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
PBO	$73	$87	$301	$302
ABO	61	60	-	-

The assumptions used in estimating the projected benefit obligations at December 31, 2012, 2011 and 2010 and the net benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
Projected benefit obligation:
Discount rate	4.00%	4.50%	5.75%	4.00%	4.50%	5.75%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Net periodic benefit cost:
Discount rate	4.50%	5.75%	6.25%	4.50%	5.75%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	7.50%	7.50%	8.00%	7.50%	7.50%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan investments among asset classes, with expected returns by asset class based on several factors including economic projections, third-party research, long-term historical returns and correlations among asset classes. The Company currently anticipates that a long-term rate of return assumption of 6.75% will be used in the calculation of net periodic benefit cost beginning in 2013.

The PBO for postretirement benefits at December 31, 2012 assumed an annual increase in future retiree medical costs of 7.0%, grading down to 5.0% over four years and remaining level thereafter. At December 31, 2011, the comparable assumption was for an annual increase in future retiree medical costs of 7.5% grading down to 5.0% over five years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

increase the accumulated postretirement benefit obligation at December 31, 2012 by $63 million and net periodic postretirement benefit expense for the year ended December 31, 2012 by $8 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2012 and net periodic postretirement benefit expense for the year ended December 31, 2012 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Absent any prospective changes to benefits under the plan, the potential future impact on the Company’s PBO for postretirement medical benefit of this new excise tax is estimated to be an increase of $47 million. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the expectation of this tax benefit. As a result, the related deferred tax assets of $11 million were eliminated as a direct reduction of surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2012 and 2011:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets	$3,545	$3,084	$70	$67
Projected benefit obligation	4,295	3,720	537	498

Funded status	(750)	(636)	(467)	(431)
Unrecognized net experience losses	1,620	1,509	180	188
Unrecognized prior service cost	1	1	(4)	(4)
Unrecognized initial net asset	(475)	(515)	-	-
Additional minimum liability	(73)	(37)	-	-
Nonadmitted asset	(920)	(851)	-	-

Financial statement liability	$(597)	$(529)	$(291)	$(247)

The projected benefit obligation for defined benefit plans shown above included $685 million and $584 million related to nonqualified, unfunded plans at December 31, 2012 and 2011, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 98% of the projected benefit obligations of these qualified plans at each of December 31, 2012 and 2011.

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in projected benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

plans. Unrecognized net experience losses primarily reflect the impact of reductions in the PBO discount rate, including a total of $1.2 billion of net experience losses related to reductions in the discount rate from 5.75% at December 31, 2010 to 4.00% at December 31, 2012.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. The Company has elected not to record a direct increase to surplus for this excess, electing instead to amortize this unrecognized initial net asset on a discretionary basis as a reduction of net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or related financial statement liabilities. This additional liability was$73 million, $37 million and $14 million at December 31, 2012, 2011 and 2010, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position.

The components of net periodic benefit cost for the years ended December 31, 2012, 2011 and 2010 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$131	$100	$84	$38	$26	$26
Interest cost on projected obligations	166	164	154	21	23	21
Amortization of experience gains and losses	88	28	33	6	4	3
Amortization of initial net asset	(40)	-	(2)	-	-	-
Expected return on plan assets	(230)	(222)	(192)	(5)	(5)	(5)

Net periodic benefit cost	$115	$70	$77	$60	$48	$45

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2013 through 2022 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2013	$113	$23
2014	124	26
2015	137	29
2016	152	32
2017	168	35
2018-2022	1,147	233

Total	$1,841	$378

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Effective January 1, 2013, the Company will adopt Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new statutory accounting standards will require that estimates of PBO and ABO include future benefit obligations due to non-vested participants. They will also require that the Company’s surplus as reported in the consolidated statements of financial position fully reflect any net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. Based on the funded status of the plans at December 31, 2012, the Company estimates that the new standards will reduce surplus by approximately $742 million once fully implemented. The new standards permit the Company an election to recognize this surplus reduction over a period of up to ten years, an election that the Company expects to make. The decrease in surplus during 2013 is estimated to be approximately $124 million, with additional annual reductions in surplus ranging from $94 million to $55 million during 2014-2022.

On January 23, 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits to be provided to employees for service beginning on January 1, 2014. These changes include an amendment of the benefit formula for the qualified employee defined benefit pension plan (and a related nonqualified employee defined benefit pension plan) to a hybrid cash balance formula. The accrued benefits for each participant under the current final average pay formula as of December 31, 2013 will be frozen and available to participants upon retirement. In addition, eligible participants will receive cash-balance credits to an account using the new formula beginning in 2014 based on age and years of service, as well as annual investment-related credits based on market interest rates and subject to a guaranteed minimum crediting rate. In addition, a second nonqualified employee defined benefit pension plan will be terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. The aggregate impact of these changes on the PBO for defined benefit plans as of January 31, 2013 is estimated to be approximately $355 million, which will be recorded as a direct increase in surplus during 2013. The Company does not expect to make a contribution to the defined benefit pension plan during 2013.

These Board-approved amendments also include an amendment of benefits provided to most participants of the employee postretirement medical plan that will limit the Company’s exposure to the annual medical inflation rate for benefits to 3%. Any annual increase in medical costs in excess of 3% will be passed on to these participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan will not impact any current plan participant age 65 or older on January 1, 2014. The impact of this amendment on the PBO for postretirement benefit plans as of January 31, 2013 is estimated to be approximately $150 million, which will be recorded as a direct increase in surplus during 2013.

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2012, 2011 and 2010, the Company expensed total contributions to these plans of $33 million, $32 million and $31 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2012 and 2011 was reported net of ceded reserves of $1.6 billion.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Direct premium revenue	$16,258	$15,457	$14,984
Premiums ceded	(864)	(839)	(732)

Net premium revenue	$15,394	$14,618	$14,252

Direct benefit expense	$16,958	$15,999	$15,583
Benefits ceded	(603)	(495)	(375)

Net benefit expense	$16,355	$15,504	$15,208

In addition, the Company received $166 million, $169 million and $146 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2012 and 2011 that were considered by management to be uncollectible.

During 2010, the Company exercised its option to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The effect on the Company’s financial statements from these recapture transactions was to increase investments by $67 million and policy benefit reserves by $100 million at December 31, 2010, with a related decrease in net income and surplus of $33 million for the year then ended.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries

NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.

NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC

Northwestern Mutual Capital, LLC	NML – CBO, LLC

Northwestern Mutual Wealth Management Company	NM GP Holdings, LLC

NM Pebble Valley, LLC	NM Investment Holdings, Inc.

Northwestern Mutual Real Estate Investments, LLC	Northwestern Mutual Registry, LLC

Northwestern Mutual MU TLD Registry, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Tax payable on ordinary income	$162	$99	$(33)
Tax credits	(116)	(116)	(185)
Increase (decrease) in contingent tax liabilities	(9)	23	(6)

Total current tax expense (benefit)	$37	$6	$(224)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $171 million, $226 million and $139 million was included in net IMR deferrals for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $332 million, $252 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 14%, 15% and 8% for the years ended December 31, 2012, 2011 and 2010, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in deferred tax assets related to nonadmitted assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds for prior year losses under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and changes in contingent tax liabilities for permanent items upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $840 million, $460 million and $253 million during the years ended December 31, 2012, 2011 and 2010, respectively. Total federal income taxes paid (including refunds or overpayments applied) for tax years 2012, 2011 and 2010 of $993 million, $615 million and $298 million, respectively, are available as of December 31, 2012 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes recoverable or payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”), at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(in millions)
Balance at beginning of year	$436	$412
Change in accounting principle	7	-
Additions for tax positions of prior years	7	24
Reductions for tax positions of prior years	(16)	-

Balance at end of year	$434	$436

Included in contingent tax liabilities at December 31, 2012 and 2011 were $392 million and $394 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2012 balance are $12 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50 percent likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50 percent or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50 percent of the total tax contingency, the total amount is established as a liability. Except for changes in

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

accounting principle, changes in contingent tax liabilities are included in tax expense (benefit) in the year that such determination is made by management.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2012, 2011 and 2010, the Company recognized $(16) million, $16 million and $(28) million, respectively, in such interest-related tax expense (benefit). Contingent tax liabilities included $29 million and $43 million for the payment of interest at December 31, 2012 and 2011, respectively.

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus. The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,094	$1,050	$44
Investments	404	371	33
Policy benefit liabilities	1,947	1,867	80
Benefit plan obligations	598	547	51
Guaranty fund assessments	11	11	-
Other	95	93	2
Valuation adjustment	-	-	-

Gross deferred tax assets	4,149	3,939	210

Nonadmitted deferred tax assets	(78)	(38)	(40)

Gross admitted deferred tax assets	4,071	3,901	170

Deferred tax liabilities:
Investments	780	824	(44)
Other	735	721	14

Gross deferred tax liabilities	1,515	1,545	(30)

Net deferred tax assets	$2,556	$2,356	$200

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2012 and 2011 included $3.7 billion and $3.8 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.2 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2012 and 2011 included $0.7 billion and $0.9 billion, respectively, related to temporary differences that were ordinary in nature and $0.8 billion and $0.6 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2012 and 2011. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2012 or 2011.

During 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”), initially effective for the years ended December 31, 2009 and 2010. During 2010, the NAIC extended the required use of SSAP 10R through December 31, 2011. SSAP 10R changed the calculation of the limit for gross deferred tax assets that can be admitted to surplus compared to previous guidance. SSAP 10R extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. At December 31, 2011, the Company exceeded the minimum RBC level required to use the new calculation under SSAP 10R.

If the Company had not qualified to use the new calculation, its gross deferred tax assets would have exceeded the previous limitation by $457 million at December 31, 2011, which would have reduced surplus in the consolidated statements of financial position at that date. Of this amount, $457 million was ordinary in nature.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2012 and expects to exceed this minimum during 2013. SSAP 101 also changed the recognition and measurement criteria for contingent tax liabilities. The adoption of SSAP 101 was reported as a change in accounting principle that resulted in a direct reduction in surplus of $15 million in the consolidated statements of changes in surplus for the year ended December 31, 2012. The adoption of SSAP 101 did not have a material impact on results of operations for the year ended December 31, 2012 compared to the years ended December 31, 2011 and 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Significant components of the calculation of net deferred tax assets at December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012			December 31, 2011			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,745	$404	$4,149	$3,765	$174	$ ,939	$(20)	$230	$210
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,745	404	4,149	3,765	174	3,939	(20)	230	210
Deferred tax assets nonadmitted	78	-	78	11	27	38	67	(27)	40

Subtotal net admitted deferred tax asset	3,667	404	4,071	3,754	147	3,901	(87)	257	170
Deferred tax liabilities	735	780	1,515	925	620	1,545	(190)	160	(30)

Net admitted deferred tax asset/liability	$2,932	$(376)	$2,556	$2,829	$(473)	$2,356	$103	$97	$200

	December 31, 2012			December 31, 2011			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$1,933	$235	$2,168	$1,062	$60	$1,122	$871	$175	$1,046
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	737	-	737	1,539	-	1,539	(802)	-	(802)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities	997	169	1,166	1,154	86	1,240	(157)	83	(74)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,667	$404	$4,071	$3,755	$146	$3,901	$(88)	$258	$170

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$737			$1,539			$(802)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,032			$1,846			$186

Ratio percentage used to determine recovery period and threshold limitation amount			1022%			874%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$13,546			$12,309

11.	Frank Russell Company

The Company is the majority shareholder in Frank Russell Company (“Russell”), which provides investment products and services through 24 offices worldwide. At December 31, 2012 and 2011, the Company owned 92.6% and 93.4%, respectively, of the outstanding common stock of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Russell, which was reported at$402 million and $418 million, respectively, in the consolidated statements of financial position.

The Company’s investment in Russell common stock is valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the Company’s statutory equity method valuation of its investment in Russell would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $785 million and $772 million at December 31, 2012 and 2011, respectively, and net income as reported in the consolidated statements of operations would have been lower by $12 million, $13 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company estimates the fair value of its Russell common stock ownership to be $1.5 billion and $1.4 billion at December 31, 2012 and 2011, respectively.

The Company’s share of Russell’s operating results are accounted for under the statutory equity method, whereby the Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains and losses. If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. The Company received common stock dividends from Russell in the amount of $23 million during each of the years ended December 31, 2012, 2011 and 2010, of which $2 million, $8 million and $23 million, respectively, was reported as net investment income in the consolidated statements of operations.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million in dividends on Russell senior preferred stock for each of the years ended December 31, 2012, 2011 and 2010.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock, including detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. Of this amount, $44 million of junior preferred stock remained outstanding at each of December 31, 2012 and 2011. The Company earned $4 million, $4 million and $32 million in dividends on Russell junior preferred stock for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which was reported as an unrealized capital gain in the consolidated statements of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed-income notes, junior preferred stock and warrants issued to the Company by Russell.

During 2011, the Company entered into an agreement to purchase up to $50 million of fixed-income notes issued by Russell. At December 31, 2012 and 2011, $0 and $25 million, respectively, of fixed-income notes were outstanding and included in bonds in the consolidated statements of financial position. The notes bear interest at 4.79% and were fully repaid during

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

2012. The remaining unfunded commitment of $25 million was extended during 2012 and will expire on December 15, 2013.

During 2011, Russell entered into a revolving line of credit for up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. During 2012, this revolving line of credit was extended to December 1, 2013. The Company recorded revenue of $2.4 million and $1.7 million from Russell related to the guarantee of this credit facility during the years ended December 31, 2012 and 2011, respectively, which was included in net investment income in the consolidated statements of operations. Russell’s borrowings under these facilities were $170 million and $163 million at December 31, 2012 and 2011, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Common stock	$402	$418
Fixed income notes	-	25
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$796	$837

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-three years at December 31, 2012.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R was reported as a change in accounting principle and resulted in a $5 million direct reduction of surplus in the consolidated statements of changes in surplus for the year ended December 31, 2011. Prior to the adoption of SSAP 5R, the recognition of a financial statement liability was only required in circumstances where it was considered likely that performance under the guarantee would be required.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2012 and 2011, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

	December 31, 2012		December 31, 2011
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)
Guarantees of future minimum compensation - financial representatives	$206	$3	$133	$2
Guarantees of operating leases - financial representatives	381	4	305	3
Guarantees of obligations of affiliates	175	-	168	1
Guarantees issued on behalf of wholly-owned subsidiaries	8	-	8	-

Total contingencies and guarantees	$770	$7	$614	$6

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These commitments aggregated to $3.5 billion at December 31, 2012 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2012 and 2011. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

13.	Related Party Transactions

During 2011, the Company made capital contributions to unconsolidated subsidiaries through the transfer of certain investments from its general account. The aggregate statement value and fair value of investments transferred was$161 million and $205 million, respectively. These transactions were accounted for at the lower of statement value or fair value at the time of the transfer and did not have a material impact on the Company’s financial statements for the year ended December 31, 2011. No such transfers were made to unconsolidated subsidiaries during 2012.

14.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2012 and 2011, which is reported as a reduction of net investment income in the consolidated statements of operations. Cumulative interest of $266 million has been paid on the notes through December 31, 2012.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2012 and 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)
General account investment assets:
Bonds	$114,524	$126,278	$5,624	$118,636	$2,018
Mortgage loans	24,346	26,589	-	-	26,589
Policy loans	15,789	15,789	-	-	15,789
Common and preferred stocks	3,431	3,464	2,175	229	1,060
Derivative assets	106	249	5	244	-
Surplus note investments	127	175	-	175	-
Collateral loans	42	42	-	-	42
Cash and temporary investments	2,393	2,393	274	2,119	-
Separate account assets	21,376	21,376	19,731	1,352	293

General account liabilities:
Investment-type insurance reserves	$5,481	$5,256	$-	$-	$5,256
Liabilities for securities lending	816	816	-	816	-
Derivative liabilities	123	84	-	84	-
Separate account liabilities	21,376	21,376	19,731	1,352	293

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)
General account investment assets:
Bonds	$103,753	$112,259	$5,598	$104,552	$2,109
Mortgage loans	22,804	24,463	-	-	24,463
Policy loans	15,147	15,147	-	-	15,147
Common and preferred stocks	6,429	6,460	5,107	274	1,079
Derivative assets	156	327	-	327	-
Surplus note investments	127	157	-	157	-
Collateral loans	43	43	-	-	43
Cash and temporary investments	2,421	2,421	1,994	1,227	-
Separate account assets	18,697	18,697	17,449	1,018	230

General account liabilities:
Investment-type insurance reserves	$5,321	$5,039	$-	$-	$5,039
Liabilities for securities lending	1,331	1,331	-	1,331	-
Derivative liabilities	89	51	-	51	-
Separate account liabilities	18,697	18,697	17,449	1,018	230

The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued by Company personnel based on internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company performs active quality control over fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge these third-party valuations or methods and require more observable inputs or different methodologies.

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated by Company personnel using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but which are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

Except for exchange-traded futures contracts classified as level 1 financial instruments, the Company’s derivative assets and liabilities generally represent those traded in over-the-counter (“OTC”) markets for which fair value is estimated by Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Temporary Investments

Cash and temporary investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated by Company personnel based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the amortized cost basis of the liability to return collateral to approximate fair value.

Assets and liabilities that are reported at fair value at the end of one reporting period and are also reported at fair value at the end of the subsequent reporting period are considered to be measured at fair value on a recurring basis under SSAP 100. The following tables summarize assets and liabilities measured at fair value on a recurring basis in the consolidated statements of financial position at December 31, 2012 and 2011.

	December 31, 2012
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
General account common and preferred stocks	$2,175	$53	$609	$2,837
General account bonds	-	141	67	208
Derivative assets at fair value:
Equity total return swaps (investment replication)	-	3	-	3
Fixed income futures	5	-	-	5
Foreign currency forwards	-	1	-	1
Swaptions	-	67	-	67

Total derivative assets at fair value	5	71	-	76

Derivative liabilities at fair value:
Purchased credit default swaps	-	(2)	-	(2)
Foreign currency forwards	-	(20)	-	(20)
Equity total return swaps	-	(1)	-	(1)

Total derivative liabilities at fair value	-	(23)	-	(23)

Net derivatives at fair value	5	48	-	53

Separate accounts:
Mutual fund investments	17,727	-	-	17,727
Other benefit plan assets/liabilities	21	10	3	34
Pension and postretirement assets:
Bonds	100	1,049	28	1,177
Common and preferred stock	1,873	12	16	1,901
Cash and short term securities	15	271	-	286
Other assets/liabilities	(5)	10	246	251

Subtotal pension and postretirement assets	1,983	1,342	290	3,615

Total separate accounts	$19,731	$1,352	$293	$21,376

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account common and preferred stocks	$5,107	$49	$602	$5,758
General account bonds	-	260	71	331
Derivative assets at fair value:
Purchased credit default swaps	-	1	-	1
Swaptions	-	81	-	81
Foreign currency forwards	-	38	-	38
Equity total return swaps	-	2	-	2

Total derivative assets at fair value	-	122	-	122

Derivative liabilities at fair value:
Purchased credit default swaps	-	(3)	-	(3)
Foreign currency forwards	-	(7)	-	(7)

Total derivative liabilities at fair value	-	(10)	-	(10)

Net derivatives at fair value	-	112	-	112

Separate accounts:
Mutual fund investments	15,510	-	-	15,510
Other benefit plan assets	26	8	2	36
Pension and postretirement assets:
Bonds	122	927	-	1,049
Common and preferred stock	1,796	14	15	1,825
Cash and short term securities	1	64	-	65
Other assets/liabilities	(6)	5	213	212

Subtotal pension and postretirement assets	1,913	1,010	228	3,151

Total separate accounts	$17,449	$1,018	$230	$18,697

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2012 or 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2012 and 2011.

				Separate account pension and postretirement
For the year ended December 31, 2012	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)
Fair value, beginning of period	$602	$71	$2	$-	$15	$213	$903
Realized gains/(losses)	16	(48)	-	-	-	18	(14)
Unrealized gains/(losses)	46	54	1	4	2	15	122
Issuances	-	-	-	-	-	-	-
Purchases	33	-	-	8	2	53	96
Sales	(53)	-	-	-	(1)	(53)	(107)
Settlements	(7)	(2)	-	-	(1)	-	(10)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	4	1	-	16	-	-	21
Transfers out of Level 3	(32)	(9)	-	-	(1)	-	(42)

Fair value, end of period	$609	$67	$3	$28	$16	$246	$969

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

				Separate account pension and postretirement
For the year ended December 31, 2011	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)
Fair value, beginning of period	$635	$189	$1	$7	$20	$194	$1,046
Realized gains/(losses)	(5)	(2)	-	1	2	17	13
Unrealized gains/(losses)	(14)	(9)	-	(5)	(1)	5	(24)
Issuances	-	-	-	-	-	10	10
Purchases	102	33	1	4	7	27	174
Sales	(118)	(184)	-	(6)	(6)	(1)	(315)
Settlements	-	-	-	(1)	(3)	(39)	(43)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	6	66	-	-	-	-	72
Transfers out of Level 3	(4)	(22)	-	-	(4)	-	(30)

Fair value, end of period	$602	$71	$2	$-	$15	$213	$903

The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds, privately-placed equity and convertible securities classified as level 3 financial instruments at December 31, 2012.

	Fair Value (in millions)	Valuation Techniques	Significant Unobservable Inputs	Range	Weighted Average
General account bonds	$67	Broker quotes	Quoted prices	6.75 - 70.00	62.43
General account common and preferred stocks	$609	Sponsor valuations	EBITDA multiples	5.60 - 11.50	8.21
		Market comparables	EBITDA multiples	5.20 - 12.20	8.77
		Market comparables	Book Value multiples	1.20 - 1.31	1.26

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”), which are comprised of the consolidated statutory statements of financial position as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S.Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of their operations or their cash flows for each of the three years ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

February 27, 2013

PART C

OTHER INFORMATION

Item 26.   Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)	Flexible Premium Variable Joint Life Insurance Policy (RP.VJL. 1298), with Policy Split Provision, including Policy amendment	Exhibits A(5)(a) and A(5)(b) to Form S-6 Post-Effective Amendment No. 4 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed May 31, 2001
(d)(2)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(d)(3)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, and August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Incorporated herein by reference Exhibit (h)(a)(4) to Form N-6 Post-Effective Amendment No. 41 for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on April 30, 2012
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(e)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(j)(b)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(c)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(d)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(e)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(f)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(g)	Power of Attorney	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 22, for Northwestern Mutual Variable Life Account , File No. 333-59103, filed on February 21, 2013
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 25, 2013	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2013	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2013

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner and CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	Former President & CEO Bucyrus International, Inc. 5270 N. Lake Drive Whitefish Bay, WI 53217

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2013

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Disability Income)
Michael G. Carter	Senior Vice President and Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President (Product Finance)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Architect
John M. Grogan	Senior Vice President (Planning & Sales)
Thomas C. Guay	Vice President (Field Rewards)
Gary M. Hewitt	Vice President (Investment Risk Management)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Chief Risk Officer
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Strategic Philanthropy & Community Relations)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
Christian W. Mitchell	Vice President (Corporate Planning)
Gregory C. Oberland	Executive Vice President (Products, Sales & Marketing)
Kathleen A. Oman	Vice President (IT Relationship Management)
Gary A. Poliner	President
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President and Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Field Strategy & Services)
Tammy M. Roou	Vice President (Enterprise Risk Assurance)
Timothy G. Schaefer	Senior Vice President & Chief Information Officer
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Senior Vice President (Life & Annuity Products)
Steve P. Sperka	Vice President (Long Term Care)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of April 1, 2013

Employee	Title
Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
Jason T. Klawonn	VP-Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director Product Compliance
Arthur V. Panighetti	Regulatory & Tax Actuary

Employee	Title
Deborah A. Schultz	Senior Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
Laila V. Hick	VP-Agency Development
Timothy Nelson	Regional VP
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
James M. Makowski	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Jason T. Anderson	Asst. Director-Tax
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
David K. Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Rick T. Zehner	VP-Research & Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Jeffrey P. Scholemer	Director-Field Supervision

Cynthia A. Criss	Director-Field Recruitment
David A. Eurich	Director-Field Training
Sarah L. N. Koenig	Director-Horizontal Growth
Arleen J. Llewellyn	Director-FR Engagement & Succession
Michael E. Pritzl	VP-Leadership Development
Kamilah D. Williams-Kemp	Director-Practice Management & Field Training

Lisa A. Cadotte	Director-Field System Financial Management
Robyn S. Cornelius	Director-Distribution Planning
Virginia E. Riesing	Director-Field Financial Consulting
Richard P. Snyder	Director-Field Compensation

Meg E. Jansky	VP-Field Services & Support
Kevin J. Konopa	Director-Client Management
Joanne M. Migliaccio	Director-Field Services & Support
Joseph Roblee	Director-Network Office Operations
David J. Writz	Director-Client Management

Karen A. Molloy	VP-Treasurer

Pency P. Byhardt	Vice President Annuity Operations
Don P. Gehrke	Director-ICS Investment Operations

Employee	Title
Dennis P. Goyette	Interim Director-Annuity Customer Service
Patricia J. Hillmann	Director-Annuity Customer Service
Lori A. Toner	Assistant Director Retail Investment Operations
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

R. David Ells	VP-Investment Strategy

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Michael S. Treptow	Director-Investment Performance Management

Mark J. Backe	VP-Insurance & Operations Counsel
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Lisa Parrington	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Monica Riederer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation and Distribution Counsel
Paul Scott	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason R. Handal	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Employee	Title
Thomas R. Anderson	Director-Integrated Planning
Rebekah B. Barsch	VP-Market Strategy & Training
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
Stephen J. Frankl	Regional Sales Director-East
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Patrick J. Horning	Director-Advanced Planning
Shawn P. Mauser	Regional Sales Director-South
Mac McAuliffe	Director-Regional Sales Development
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
David G. Stoeffel	Vice President
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Planning & Product Insurance Consultation
Stephanie Wilcox	Planning & Sales Admin/Integration
Brian D. Wilson	Regional Sales Director-Central
John K. Wilson	Regional Sales Director-West
Stanford A. Wynn	Director-Advanced Planning

Carrie L. Bleck	Director-Policyowner Services
Joseph R. Haselow	Director-Integrated Customer Operations Transformation
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stillwell	Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director-Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP-Underwriting Standards

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2013 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	92.63

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Arbor Oaks Ltd.(2)	Florida	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Highbrook International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Logan, Inc.(2)	Delaware	100.00
Lydell, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NW Pipeline, Inc.(2)	Texas	100.00
NWM MF II Dental Care Holdings, LLC (2)	Delaware	100.00
NWM SEF I Anadarko Holdings, LLC (2)	Delaware	100.00
NWM SEF I Topaz Holdings, LLC (2)	Delaware	100.00
NWM SEF II BHG Holdings, LLC (2)	Delaware	100.00
NWM SEF II Bronco Holdings, LLC (2)	Delaware	100.00
NWM SEF II El Paso Holdings, LLC (2)	Delaware	100.00
NWM SEF II Encap Holdings, LLC (2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
NWM SEF II M3 Holdings, LLC (2)	Delaware	100.00
NWM SEF II PVR Holdings, LLC (2)	Delaware	100.00
NWM SEF II RLG Holdings, LLC (2)	Delaware	100.00
NWM SEF III CVS Holdings, LLC (2)	Delaware	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Travers International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Villas of St. Johns L.L.C.(2)	Florida	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2012, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.   Indemnification

(a)        That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b)        Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.   Principal Underwriters

(a)        NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b)        As of April 1, 2013, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Pency P. Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Robyn C. Cornelius	Director, Distribution Planning
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Financial Planning and Product Development
Bradley L. Eull	Secretary, NMIS
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Agency Services
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Life Underwriting and Issue
Jason R. Handal	Vice President, Advanced Markets
David P. Harley	Director, Retail Investment Operations
Patricia J. Hillman	Director, Annuity Customer Services
Gregory A. Jaeck	Director, Annuity Products
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
David D. Kiecker	Regional Vice President, Field Supervision
Kevin J. Konopa	Director, IPS Business Systems
Brady J. Flugaur	Assistant Director, Retail Investment Services; Registered Options and Securities Futures Principal (ROSFP); Municipal Securities Principal (MSP); Municipal Securities Rulemaking Board (MSRB) Primary Contact
Todd L. Laszewski	Director, Life Product Development
Steven C. Mannebach	Vice President, Field Growth and Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Director, NMIS Field Administration
Joanne M. Migliaccio	Director, Contract, License and Registration
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Gregory C. Oberland	Director
Travis T. Piotrowski	Vice President, Variable Life Servicing
Daniel A. Riedl	Vice President, Chief Operating Officer
Jeffrey P. Schloemer	Director, Field Supervision Standards
Calvin R. Schmidt	Director, President and CEO, NMIS
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
Adam D. Seiden	Director, Field Growth and Development
David W. Simbro	Senior Vice President, Life and Annuity Products
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Field Compensation and Accounting Services
Paul J. Steffen	Vice President, Agencies

Steven H. Steidinger	Director, Variable Life Products
David G. Stoeffel	Vice President, Financial Planning and Product Delivery
William H. Taylor	Vice President, Financial Planning and Sales Support
Kellen A. Thiel	Director, Personal Investment Markets
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)        NMIS, the principal underwriter, received $12,321,208 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.   Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.   Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.   Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 25th day of April, 2013.

NORTHWESTERN MUTUAL VARIABLE LIFE
ACCOUNT (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 25th day of April, 2013.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner*	Trustee
Gary A. Poliner

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed on February 21, 2013.

Each of the signatures is affixed as of April 25, 2013

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 23 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 25, 2013	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2013	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith